Exhibit 10.28

                                                             EXECUTION COPY





                              INTERPOOL, INC.
                             INTERPOOL LIMITED
                          INTERPOOL FINANCE CORP.





                                $30,000,000
                   GUARANTEED SENIOR SECURED 6.69% NOTES
                           DUE December 12, 2002




                      ===============================

                          NOTE PURCHASE AGREEMENT

                      ===============================








                          Dated: December 12, 1995

                          NOTE PURCHASE AGREEMENT



                                         December 12, 1995



To Each of the Purchasers Named in the
  Purchaser Schedule Attached Hereto as
  Schedule 1


Ladies and Gentlemen:

     Interpool, Inc., a Delaware corporation ("Interpool"), Interpool
                                               ---------
Limited, a Barbados corporation ("Ltd.") and Interpool Finance Corp., a
                                  ----
Cayman Islands corporation ("Corp." and together with Interpool and Ltd., each, an "Issuer" and collectively, the "Issuers"), hereby agree with the
          ------                         -------
purchasers named in Schedule 1 attached hereto (the "Purchasers") as
                    ----------                       ----------
follows:

     SECTION 1.  AUTHORIZATION OF ISSUE OF NOTES.
                 -------------------------------

     1.1   Issuance of Notes.  (a)  The Issuers will authorize the issuance
           -----------------
and sale to the Purchasers of secured promissory notes in the aggregate principal amount of $30,000,000.00 (the "Notes") pursuant to Section 1.2
                                         -----               -----------
and as indicated on Schedule 1 attached hereto, each of which Notes is to
                    ----------
be dated the Closing Date, (b) Interpool will authorize the assumption by Interpool of any or all of the Notes of Ltd. and Corp. and the making of Guaranties by Interpool and (c) Ltd. will authorize the assumption by Ltd. of any or all of the Notes of Corp. and the making of Guaranties by Ltd.

     1.2   Notes.  Interpool will issue Notes in the aggregate principal
           -----
amount of ten million seven hundred thousand dollars ($10,700,000); Ltd. will issue Notes in the aggregate principal amount of eleven million dollars ($11,000,000); and Corp. will issue Notes in the aggregate principal amount of eight million three hundred thousand dollars ($8,300,000); which Notes shall be in the aggregate principal amount of thirty million dollars ($30,000,000), shall mature on the seventh (7th) anniversary of the Closing Date, shall bear interest on the unpaid balance thereof from the Closing Date until the principal thereof shall become due and payable at the rate of 6.69% per annum quarterly in arrears commencing on March 12, 1996, and shall be substantially in the form of Exhibit A
                                                             ---------
attached hereto.  The term "Notes" as used herein shall include each such
                            -----
Note delivered pursuant to any provision of this Agreement and each such Note delivered in substitution or exchange for any other Note pursuant to any such provision. Interpool will execute and deliver an irrevocable guarantee to each Purchaser and the Collateral Agent guaranteeing full and timely payment and performance of the Notes issued by Ltd. and Corp. (in the form of Exhibit D and as described below) and all other obligations of
            ---------
Ltd. and Corp. under this Agreement and the other Transaction Documents. Ltd. will execute and deliver an irrevocable guarantee to each Purchaser and the Collateral Agent guaranteeing full and timely payment and performance of the Notes issued by Corp. (in the form of Exhibit D and as
                                                         ---------
described below) and all other obligations of Corp. under this Agreement and the other Transaction Documents.

     1.3   Interest Rate Calculation.  Interest shall be calculated on the
           -------------------------
basis of a 360-day year of twelve 30-day months.

     SECTION 2.  PURCHASE AND SALE OF NOTES; USE OF PROCEEDS.
                 -------------------------------------------

     2.1   Purchase and Sale of Notes.  Each of the Issuers hereby agrees
           --------------------------
to sell to each Purchaser and, subject to the terms and conditions herein set forth, each Purchaser agrees to purchase from such Issuer one or more Notes each in the respective principal amount set forth opposite such Issuer's and Purchaser's respective name on Schedule 1 attached hereto at
                                            ----------
100% of such aggregate principal amount. Each purchase is a separate and several purchase.

     2.2   Use of Proceeds.  The proceeds of the Notes will be used by the
           ---------------
Issuers (i) to retire outstanding indebtedness, (ii) to acquire New Equipment and Direct Finance Leases and/or (iii) for the Issuers' general corporate purposes.

     SECTION 3.  THE CLOSING.  The closing (the "Closing") of the issuance
                 -----------                     -------
and sale of the Notes to be purchased by the Purchasers shall take place at the offices of Rogers & Wells, 200 Park Avenue, New York, New York, commencing at 10:00 a.m., New York time, on December [ ], 1995 or such other date and time as shall be agreed between the Issuers and the Purchasers (the "Closing Date"). At the Closing, each Issuer will deliver
                 ------------
to each Purchaser or a nominee designated by such Purchaser and set forth in Schedule 3 attached hereto (each, a "Nominee" and, collectively, the
   ----------                           -------
"Nominees") one or more Notes as specified in Section 1.2 and on Schedule 1
 --------                                     -----------        ----------
attached hereto registered on the books of such Issuer in such Purchaser's name or in the name of such Nominee evidencing the aggregate principal amount of such Purchaser's Commitment in respect of such Note against pay-ment by such Purchaser of the purchase price for each such Note to be purchased by such Purchaser by wire transfer thereof in immediately available funds to account number 0001709644 for Interpool, Inc., account number 0001743180 for Interpool Limited, and account number 1409545051 for Interpool Finance Corp., in each case at *, on the Closing Date.
If at the Closing any Issuer shall fail to tender to any Purchaser the relevant Notes, as provided herein, or any of the conditions specified in
Section 4 shall not have been fulfilled to the reasonable satisfaction of
- ---------
each of the Purchasers, each Purchaser shall, at its option, be relieved of its obligations under this Agreement, without thereby waiving any other rights such Purchasers may have by reason of such failure or nonfulfill-ment. If at the Closing each Purchaser does not provide the purchase price for its respective Note(s), then the other Purchasers may, but shall not be obligated to, purchase the Notes to be issued to it by wiring funds to the respective Issuer.

     SECTION 4.  CONDITIONS OF CLOSING.  The obligation of each of the
                 ---------------------
Purchasers to purchase and pay for the Notes being purchased by such Purchaser hereunder is subject to the satisfaction, on or before the Closing Date, of the following conditions:

     4.1   Transaction Documents.  The Purchasers and the Collateral Agent
           ---------------------
shall have received a fully executed counterpart of each of the Transaction Documents, each of which shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived, and the transactions contemplated therein to be consummated hereunder and thereunder (including the payment of all fees and other charges) on or prior to the Closing shall have been consummated.

     4.2   Legal Opinions.  The Purchasers and the Collateral Agent shall
           --------------
have received a legal opinion from each of (a) DeCampo, Diamond & Ash, special counsel to the Issuers and the Guarantors; (b) Arthur L. Burns, Esq., general counsel to the Issuers and the Guarantors; (c) David King, Esq., special Barbados counsel to Ltd.; (d) Bruce Campbell & Co., special Cayman Islands counsel to Corp.; and (e) Ray, Quinney & Nebeker, counsel to the Collateral Agent (with a copy of such opinion to be delivered to the Issuers); and the Purchasers shall have received a legal opinion from Rogers & Wells,



* Confidential Treatment Requested
special counsel to the Purchasers, all of which legal opinions shall be in form and substance satisfactory to the Purchasers.

     4.3   Representations and Warranties, No Default.  The representations
           ------------------------------------------
and warranties contained in Section 7 shall be true and correct and the
                            ---------
conditions set forth in this Section 4 shall have been satisfied on and as
                             ---------
of the Closing Date as if restated at and as of the Closing Date, there shall exist on the Closing Date no Default or Event of Default, and each of the Issuers shall have delivered to the Purchasers an Officer's Certificate, dated the Closing Date, to each such effect.

     4.4   Evidence of Title to Collateral, Absence of Liens on Collateral,
           ----------------------------------------------------------------
Collateral Certificate and Stamping of Original Leases.
- ------------------------------------------------------

           (a) Prior to the Closing, the Purchasers shall have received true, correct and complete copies of the certificates of title or similar document for the Chassis and Trailers covered by certificates of title included in the Collateral.

           (b) Prior to the Closing, the Purchasers shall have received the following: (i) to the extent reasonably available, evidence of title to the Containers included in the Collateral showing that the relevant Issuer has good and marketable title to such Containers; (ii) search reports of the records of the applicable offices where UCC financing statements, Federal tax liens and judgments are filed showing that such Containers, Trailers and Chassis not covered by certificates of title included in the Collateral are free and clear of Liens of record; (iii) an affidavit executed by an officer of the relevant Issuer of such Issuer's ownership of, and good and marketable title to such Containers, Trailers and Chassis free and clear of Liens other than Permitted Liens, which affidavit shall be in form and substance satisfactory to the Purchasers and their special counsel; and (iv) a legal opinion of Arthur L. Burns, Esq., general counsel to the Issuers, in form and substance satisfactory to the Purchasers and their special counsel, as to the relevant Issuer's having good and marketable title to such Containers, Trailers and Chassis free and clear of Liens of record.

           (c) Prior to the Closing, the Purchasers shall have received the following:

             (i) evidence of title to the Railcars showing that Interpool has good and marketable title to such Railcars;

            (ii) search reports of the records of the Interstate Commerce Commission and the applicable offices where Federal tax liens and judgments are filed showing that such Railcars are free and clear of Liens of record;

           (iii) an affidavit executed by an officer of Interpool as to Interpool's ownership of, and good and marketable title to, such Railcars free and clear of Liens, other than Permitted Liens, which affidavit shall be in form and substance satisfactory to the Purchasers and their special counsel; and

            (iv) a legal opinion of Arthur L. Burns, Esq., general counsel to Interpool, in form and substance satisfactory to the Purchasers and their special counsel, as to Interpool's having good and marketable title to such Railcars free and clear of Liens of record. The Purchasers shall have received search reports of the records of the Interstate Commerce Commission that Interpool has good and marketable title to the Railcars included in the Collateral free and clear of Liens of record and a Collateral Certificate executed by an officer of Interpool with respect thereto.

           (d) Prior to the Closing, the Purchasers shall have received the following: (i) search reports of the records of the applicable offices where UCC financing statements, Federal tax liens and judgments are filed showing that the Leases and Direct Finance Leases are free and clear of Liens of record; (ii) an affidavit executed by an officer of the relevant Issuer of such Issuer's ownership of, and good and marketable title to the Leases and Direct Finance Leases free and clear of Liens other than Permitted Liens, which affidavit shall be in form and substance satisfactory to the Purchasers and their special counsel; and (iii) a legal opinion of Arthur L. Burns, Esq., general counsel to the Issuers, in form and substance satisfactory to the Purchasers and their special counsel, as to the relevant Issuer's having good and marketable title to such Leases and Direct Finance Leases free and clear of Liens of record.

           (e) Prior to the Closing, the Purchasers shall have received a Collateral Certificate executed by an officer of each Issuer with respect to all the Collateral referred to in paragraphs (a), (b) (c) and (d) above.

           (f)  The Leases.  Prior to Closing, the Issuers shall have
                ----------
stamped the language set forth in Schedule 9.29(x)(i) on the front cover or other conspicuous space of Leases and Direct Finance Leases relating to at least 90% of the aggregate Collateral Value of Financed Equipment covered by Leases and of Direct Finance Leases.

     4.5   Corporate Proceedings and Documents.  Each Issuer shall have
           -----------------------------------
taken all necessary corporate action to authorize the transactions contemplated by the Transaction Documents to the reasonable satisfaction of the Purchasers and their special counsel, and the Purchasers and their special counsel shall have received evidence of such proceedings, together with such other corporate documents and certificates reasonably requested by the Purchasers and their special counsel including, without limitation, charter documents, certificates of good standing and certificates of incumbency of officers, in form and substance satisfactory to the Purchasers and their special counsel.

     4.6   Taxes.  All Taxes, fees and other charges payable in connection
           -----
with the execution, delivery, recording, publishing and filing of the Transaction Documents, and the issue, sale and delivery of the Notes to be delivered on the Closing Date shall have been paid in full by the Issuers and the Purchasers and their special counsel shall have received evidence of any such payment or arrangements for any such payment satisfactory to the Purchasers and their special counsel.

     4.7   UCC Financing Statements; Applications to Note Liens on
           -------------------------------------------------------
Certificates of Title.
- ----------------------

           (a) At the Closing, all UCC financing statements (covering the Collateral other than Chassis and Trailers which are covered by certificates of title or Railcars), naming the relevant Issuer, as debtor, and the Collateral Agent, as secured party, all certificates of title for Chassis and Trailers included in the Collateral, applications to note the Lien of the Collateral Agent in any Collateral covered by such certificates of title, the Railcars Security Agreement and all other documents and instruments required under other applicable laws, shall have been duly executed and delivered to special counsel to the Purchasers and the Collateral Agent, in appropriate form for filing together with the applicable filing fees with respect thereto, in all jurisdictions that the Purchasers deem necessary or desirable in order to perfect the Liens of the Collateral Agent on behalf of the Purchasers in the Collateral.

           (b) By the Closing, the Issuers shall have filed one or more precautionary UCC financing statements against the lessee and any sublessee under all Direct Finance Leases of Equipment not subject to a certificate of title and assignments of such UCC financing statements in favor of the Collateral Agent.

           (c) Not later than ninety (90) days subsequent to the Closing Date, the Issuers shall have given to the Collateral Agent (i) the certificates of title for the Chassis and Trailers included in the Collateral and which are covered by certificates of title evidencing the Lien of the Collateral Agent therein and showing that such Chassis and Trailers are free and clear of any Liens of record other than Permitted Liens and (ii) search reports of the records of the applicable offices where UCC financing statements, Federal tax liens and judgments are filed covering the period from the latest date covered by both of the search reports delivered pursuant to Sections 4.4(b)(ii) and 4.4(d)(i) through a
                              ---------------------------------
date subsequent to the Closing Date, evidencing the Lien of the Collateral Agent in the Collateral other than the Chassis and Trailers which are covered by certificates of title or Railcars, showing that such Collateral is free and clear of any Liens of record other than Permitted Liens and showing the filing information with respect to the UCC Financing Statements referred to in Subsection 4.7(a) above.

     4.8   Purchase Permitted By Applicable Laws.  The purchase of and
           -------------------------------------
payment for each of the Notes to be purchased by the relevant Purchasers on the Closing Date on the terms and conditions herein provided (including the use of the proceeds of such Notes by the Issuers pursuant to Section
                                                             -------
2.2) shall not violate any law or governmental regulation in any
- ---
jurisdiction to which any Purchaser is subject and shall not subject any Purchaser or the Collateral Agent to any Tax, penalty, liability or to jurisdiction as a domiciliary or resident of or other onerous condition under or pursuant to any applicable law or governmental regulation in any jurisdiction, and such Purchaser shall have received such certificates, legal opinions or other evidence as it or its special counsel may request to establish compliance with this condition.

     4.9   Sale of Notes to Other Purchasers.  Simultaneously with the
           ---------------------------------
purchase of and payment for Notes by each Purchaser, all of the other Notes to be issued to, and purchased and paid for by, the other Purchasers, as set forth on Schedule 1 attached hereto, shall be issued to, and purchased
             ----------
and paid for by, such other Purchasers.

     4.10  Other Documents.  The Purchasers and the Collateral Agent shall
           ---------------
have received all such other agreements, documents, instruments and certificates and evidence that all action shall have been taken as is reasonably requested by the Purchasers or their special counsel in order to effect the transactions contemplated hereby and by the other Transaction Documents.

     4.11  Legal Matters.  All legal matters incident to the purchase of
           -------------
the Notes, the Collateral and the transactions relating thereto shall be satisfactory to special counsel for the Purchasers and the Collateral Agent.

     4.12  Legality.  The Notes shall on the Closing Date qualify as a
           --------
legal investment for insurance companies under applicable insurance law (without recourse to laws permitting limited investments by insurance companies without restriction as to the character of the particular investment) and the Purchasers shall have received a certificate from the Issuers as to factual matters as the Purchasers or their special counsel may reasonably request, to establish compliance with this condition.

     4.13  Information Certificate; Private Placement Number.
           -------------------------------------------------

           (a)  Information Certificate.  The Issuers shall have completed
                -----------------------
and delivered to the Purchasers the information certificate in the form of Exhibit G attached hereto, with a copy of the Issuers' most recent audited
- ---------
annual financial statements attached thereto, which certificate and statements the Purchasers have informed the Issuers may be used as a basis for filings which the Purchasers may be required to make with certain regulatory bodies and with the National Association of Insurance Commissioners (the "NAIC").
                    ----

           (b)  Standard & Poor's Rating for Prior Private Placement.  The
                ----------------------------------------------------
Purchasers and their special counsel shall have received evidence satisfactory to the Purchasers and their special counsel that the Prior Private Placement has received ratings of PPR2+ or better by Standard & Poor's.

           (c)  Private Placement Number.  The Notes shall each have
                ------------------------
received a private placement number from Standard & Poor's Corporation CUSIP Service Bureau.

     4.14  Placement Agent Letter.  The Issuers' counsel and the
           ----------------------
Purchasers' special counsel shall have received a letter from CoreStates Investment Banking (the "Placement Agent"), placement agent with respect to
                         ---------------
the Notes, which letter shall be in form and substance satisfactory to the addressees thereof, to the effect that the offering of the Notes has been a private offering as set forth in Section 7.16.
                                 ------------

     4.15  Expenses.  At the Closing, upon presentation of invoices
           --------
therefor, the Issuers shall pay all fees and expenses relating to this Agreement, all other Transaction Documents or the transactions contemplated hereunder and thereunder including but not limited to:

           (a) the reasonable fees and disbursements of all the Purchasers' and the Collateral Agent's special counsel;

           (b) all costs and expenses relating to this Agreement, all other Transaction Documents, the transactions contemplated hereunder and thereunder and the cost of the issuance, purchase and delivery of the Notes;

           (c) any broker's fees or finder's fees and placement costs of the Placement Agent and any other Persons who acted as broker or placement agent for or on behalf of an Issuer or who was retained by an Issuer to so act relating to the sale of the Notes hereunder; and

           (d) all costs and expenses associated with obtaining private placement numbers for the Notes.

     4.16  Compliance with this Agreement.  The Issuers shall have
           ------------------------------
performed and complied with all agreements and conditions contained herein or in the other Transaction Documents which are required to be performed or complied with by the Issuers before or at the Closing Date to the satisfaction of the Purchasers and their special counsel.

     4.17  Collateral Administration Agreement.  Each Issuer shall have
           -----------------------------------
executed and delivered the Collateral Administration Agreement and a Joinder Agreement to the Purchasers and the Collateral Agent and used its best efforts to have a Joinder Agreement executed and delivered to the Purchasers and the Collateral Agent by all holders of its Funded Debt secured by leases or similar agreements or arrangements covering Financed Equipment and Direct Finance Leases.

     SECTION 5.  REPAYMENT; PREPAYMENT; ASSUMPTION OF NOTES;
                 RELEASE OF COLLATERAL.
                 -------------------------------------------

     5.1   Repayment of Principal and Interest on the Notes.
           ------------------------------------------------

           (a) Each of the Issuers shall pay principal on the Notes issued by it in quarterly installments on the dates and in the amounts set forth in Schedule 1 attached to such Notes, in arrears.
   ----------

           (b) The Issuers shall pay interest on the outstanding principal balance of each Note issued by it on the dates, and at the rates, set forth in such Note.

           (c) If the date that any payment under the Notes is due is other than a Business Day, the amount of principal and interest otherwise payable on such date shall be payable on the next succeeding Business Day.

     5.2   Maturity.
           --------

           The entire unpaid principal amount of the Notes, together with accrued and any remaining unpaid interest thereon, shall be due and payable on the seventh (7th) anniversary of the Closing Date, subject to acceleration or prepayment as hereinafter provided.

     5.3   Method of Payment.  All payments (including optional prepayments
           -----------------
pursuant to Section 5.5) by the Issuers on account of the Notes shall be
            -----------
payable no later than 12:00 noon (New York time) by wire transmittal thereof in immediately available funds to the Purchasers' accounts set forth on Schedule 3 attached hereto or as the Purchasers shall specify in
         ----------
writing to the Issuers from time to time. Each of the Purchasers agrees that in the event it shall sell or transfer such Note(s) (a) it shall, prior to the delivery of such Note(s) (unless it shall have already done so), make a notation thereon of all principal, if any, prepaid on such Note(s) and shall also note thereon the date, if any, to which interest shall have been paid on such Note(s) and (b) it shall promptly notify the Issuers of the name and address of the transferee of any such Note(s) so transferred.

     5.4   Registration of Notes; Transfer and Exchange of Notes.
           -----------------------------------------------------

           (a) Each Issuer shall cause to be kept at its office, maintained pursuant to Section 9.10, a register (each, a "Register") for
                       ------------                       --------
the registration and transfer of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of such Notes shall be registered in each Register. The Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes of this Agreement.

           (b) A Purchaser intending to transfer a Note shall surrender such Note duly endorsed, or accompanied by a duly executed written instrument of transfer, together with a written request for the issuance of a new Note, and the name and address of the intended transferee and shall provide such further information relating to such transferee and such transfer as the relevant Issuer shall reasonably request. The Notes have not been registered under the Securities Act and may not be resold or transferred except as provided in this Section 5.4. The Notes shall not be
                                       -----------
transferred to any Person whose principal business is operating or leasing chassis, railcars, trailers or containers. No transfer of the Notes may be made unless pursuant to an effective registration statement under the Securities Act or unless exempt from the registration requirements under the Securities Act. No Issuer shall be obligated to register the Notes under the Securities Act or any other securities law. The Notes will not be offered or sold in, nor will any offering material relating to the Notes be distributed in Canada nor will any resale or other transfer in Canada be made except in compliance with applicable securities laws of the dominions or provinces of Canada (including any exemptions thereunder).

           In connection with the transfer of any Note pursuant to the foregoing and upon surrender of any Note at the office of the Issuer maintained pursuant to Section 9.10, such Issuer, at the request of the
                       ------------
holder thereof, shall execute and deliver, at such Issuer's expense (except as provided below), new Notes in exchange therefor, in denominations of at least $100,000 (except as may be necessary to reflect any principal amount not evenly divisible by $100,000 or an aggregate principal amount equal to the unpaid principal amount of the surrendered Note). Each such new Note shall be payable to such transferee and shall be substantially in the form of the Note set out in Exhibit A to this Agreement. Each such new Note
                       ---------
shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. Simultaneously with the transfer of any Note issued by Ltd. to a transferee pursuant to the foregoing provisions of this Section 5.4(b), upon the request of the
                             --------------
transferee or the Purchaser transferor, Interpool shall issue a Guaranty to and in favor of such transferee in respect of all Obligations of Ltd. to such transferee, and Ltd. and Interpool shall each issue a Guaranty to and in favor of such transferee in respect of all Obligations of Corp. to such transferee, and each such Guaranty shall be in the form of Exhibit D hereto
                                                           ---------
and shall be secured by the Collateral granted by the relevant Guarantor pursuant to the Security Agreement and the Railcars Security Agreement executed and delivered by such relevant Guarantor to the Collateral Agent; provided that the failure of either Interpool or Ltd. to issue such a Guaranty shall not affect or limit such relevant Guarantor's Obligations in favor of such Purchaser transferor under its Guaranty or under this Agreement or the other Transaction Documents which shall inure to the benefit of such transferee.

           (c) Upon receipt by the Issuer of evidence reasonably satisfactory to it of (i) the ownership and (ii) the loss, theft, destruction or mutilation, of any Note, and

           (A) in the case of loss, theft or destruction, an indemnity reasonably satisfactory to it (provided that if the holder of the Note is an institutional investor which is a "Qualified Institutional Buyer" such institutional
                 -----------------------------
                investor's own agreement of indemnity shall be deemed to be satisfactory), or

           (B) in the case of mutilation, upon surrender and cancellation thereof,

the Issuer shall execute and deliver, in lieu thereof, a new Note of like tenor, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

     5.5   Optional Prepayments.
           --------------------

           (a)  Prepayment.  Each Issuer shall have the right to prepay the
                ----------
principal of the Notes issued by such Issuer at any time and from time to time in whole or in part together with any accrued and unpaid interest on such principal amount so prepaid plus a Make Whole Premium. The proceeds of any such prepayment of the relevant Notes shall be applied ratably over all Notes issued by such Issuer and then applied to the prepayment of such Notes in inverse order of the scheduled principal payments thereof without priority of any one such Note over any other in accordance with the terms of this Agreement.

           (b)  Notice of Optional Prepayments; Officers' Certificate.
                -----------------------------------------------------
Each Issuer will give each Purchaser written notice of each optional prepayment under Section 5.5(a) not less than thirty (30)
                 --------------
days and not more than sixty (60) days prior to the date fixed for such prepayment, in each case specifying such date, the aggregate principal amount of the Notes to be prepaid, the principal amount of each Note held by such Purchaser to be prepaid, the aggregate accrued and unpaid interest due thereon calculated to but not including the date of prepayment, an estimate of the aggregate Make Whole Premium due with respect to such prepayment, calculations showing how such estimated Make Whole Premium was calculated and the amounts of principal, accrued interest and Make Whole Premium to be received by each Purchaser in connection with such prepayment in inverse order of the scheduled principal payments thereof without priority of any one such Note over any other in accordance with the terms of the Agreement. Each Purchaser shall receive on the Business Day immediately preceding the date scheduled for any such prepayment an Officer's Certificate of the Issuers certifying that all conditions of such prepayment have been fulfilled and specifying the particulars of such fulfillment, and, setting forth the calculations used in computing the amount of the Make Whole Premium and, a copy of the market data used in determining the Reinvestment Yield in accordance with the terms of this Agreement. In the event that there shall have been a partial prepayment of the Notes under Section 5.5(a), such Issuer shall promptly give notice to
                --------------
the Purchasers, accompanied by an Officers' Certificate setting forth the principal amount of each of the Notes that was prepaid and specifying how each such amount was determined, and if such prepayment was a prepayment in part, setting forth the reduced amount of each required payment thereafter becoming due with respect to each of the Notes under Section 5.1(a), and
                                                     --------------
certifying that such reduction has been computed in accordance with Section
                                                                    -------
5.5(a).
- ------

           (c)  Making of Prepayment.  On or before the Prepayment Date,
                --------------------
such Issuer (or any Persons on behalf of such Issuer) shall pay or cause to be paid to the relevant Purchaser by 12:00 noon (New York City time) on the Prepayment Date in immediately available funds the amount to be prepaid with respect to the Notes in accordance with Section 5.3.
                                             -----------

           (d)  Notes Payable on Prepayment Date.  If notice of prepayment
                --------------------------------
has been given in accordance with Section 5.5(b), the amount of the
                                  --------------
prepayment of such Notes to be prepaid in accordance with the notice described in Section 5.5(b) shall, on the Prepayment Date, become due and
             --------------
payable at the principal offices of the respective Purchasers at the addresses set forth in Schedule 3 attached hereto. If the amount of the
                       ----------
prepayment of the Notes to be prepaid in accordance with the notice described in Section 5.5(b) shall not be so prepaid, the amount of such
             --------------
prepayment shall, until paid, continue to bear interest from the applicable Prepayment Date at the Overdue Rate through the date upon which such Notes are so prepaid.

           (e) If there is more than one Purchaser, the aggregate principal amount of each partial optional prepayment of the Notes shall be allocated in units of One Thousand Dollars ($1,000) or multiples thereof among the Purchasers at the time outstanding, in proportion, as nearly as practicable, to the respective unpaid principal amounts of the Notes then outstanding, with adjustments, to the extent practicable, to equalize for any prior partial optional prepayments not in such proportion.

           (f) Upon any partial prepayment of any Note, such Note may, at the option of the Purchasers, be (i) surrendered to the relevant Issuer pursuant to Section 5.4(b) in exchange for a new Note in a principal amount
            --------------
equal to the principal amount then remaining unpaid on the surrendered Note, (ii) made available to the relevant Issuer for notation thereon of the portion of the principal so prepaid or (iii) marked with a notation thereon by the holder thereof as to the portion of the principal so prepaid. In case the entire principal amount of any Note is prepaid, such Note shall be surrendered to the relevant Issuer promptly after such prepayment for cancellation and shall not be reissued, and no Note shall be issued in lieu of the prepaid principal amount of any Note.

     5.6   Interpool's and Ltd.'s Assumption of Notes; Pledge of Equipment.
           ---------------------------------------------------------------

           (a) At any time and from time to time (but in the case of a partial assumption not more often than once during any calendar quarter) Interpool may assume the Obligations of Ltd. or Corp., in whole or in part, including, but not limited to, the Notes of Ltd. and/or Corp., as the case may be, pursuant to an assumption agreement in the form of Exhibit F
                                                           ---------
attached hereto, provided that (i) Interpool's Collateral Value shall not be less than an amount equal to 125% of the aggregate outstanding principal amount of the Notes issued or assumed by Interpool after giving effect to such assumption, (ii) no Default or Event of Default exists (unless such Default shall be cured by the assumption by Interpool) and the Purchasers shall have received an Officer's Certificate of Interpool to such effect, and (iii) the Purchasers shall have received a legal opinion of Arthur L. Burns Esq. or his successor, as general counsel to the Issuers, in form and substance satisfactory to the Purchasers and their special counsel as to the enforceability of the assumption agreement and the transactions contemplated thereby. If Interpool assumes any Obligations of Ltd. and/or Corp., Ltd. and/or Corp., as the case may be, will be released from its and/or their Obligations hereunder and under the other Transaction Documents to the extent such Obligations shall have been assumed by Interpool except that the representations, warranties and indemnities of each of Ltd. and Corp. shall survive the release of their other respective Obligations.

           (b) At any time and from time to time (but in the case of a partial assumption not more often than once during any calendar quarter) Ltd. may assume the Obligations of Corp., in whole or in part, including, but not limited to, its Notes, pursuant to an assumption agreement in the form of Exhibit F attached hereto, provided that (i) Ltd.'s Collateral
        ---------
Value shall not be less than an amount equal to 125% of the aggregate outstanding principal amount of the Notes issued or assumed by Ltd. after giving effect to such assumption, (ii) no Default or Event of Default exists (unless such Default shall be cured by the assumption by Ltd.) and the Purchasers shall have received an Officer's Certificate of Ltd. to such effect, and (iii) the Purchasers shall have received a legal opinion of Arthur L. Burns Esq. or his successor, as general counsel to the Issuers, in form and substance satisfactory to the Purchasers and their special counsel as to the enforceability of the assumption agreement and the transactions contemplated thereto. If Ltd. assumes any Obligations of Corp., Corp. will be released from its Obligations hereunder and under the other Transaction Documents to the extent such Obligations shall have been assumed by Ltd., except that the representations, warranties and indemnities of Corp. shall survive the release of its other Obligations.

           (c) Any Issuer shall have the right to add Collateral to, or obtain the partial release by the Collateral Agent of Collateral from, the Lien created under the relevant Security Agreement at any time or from time to time by the execution and delivery to the Collateral Agent with copies to the Purchasers and special counsel to the Purchasers, at least ten (10) Business Days prior to the proposed effective date of any addition or partial release of Collateral of an appropriate Security Agreement Supplement indicating specifically the Collateral to be added or released from such Lien provided, that no Default or Event of Default exists (other than a Default which would be cured by such addition or release), or would arise as a result of or after giving effect to, such addition or release of Collateral and such addition or release shall not result in such Issuer's Collateral Value to be less than an amount equal to 125% of the aggregate outstanding principal amount of the Notes issued or assumed by such Issuer, and the Purchasers shall have received an Officer's Certificate of such Issuer to such effect. The Collateral Agent shall countersign such Security Agreement Supplement pursuant to instructions by the Purchasers to do so which the Purchasers shall issue upon their being satisfied that the conditions set forth herein have been fulfilled whereupon such Security Agreement Supplement shall become effective. Interpool shall have the right to add Railcars to, or obtain the partial release by the Collateral Agent of Railcars from the Lien created under the Railcars Security Agreement at any time or from time to time by the execution and delivery to the Collateral Agent with copies to the Purchasers and special counsel to the Purchasers, at least ten (10) Business Days prior to the proposed effective date of any addition or partial release of such Collateral of an appropriate Railcars Security Agreement Supplement (in the form attached as Annex A to Exhibit H hereto) indicating specifically the Collateral to be
           ---------
added to or released from such Lien; provided that no Default or Event of
                                     --------
Default exists (other than a Default which would be cured by such addition or release), or would arise as a result of or after giving affect to, such addition or release of Collateral and the Purchasers shall have received an Officer's Certificate of Interpool to such effect. The Collateral Agent shall countersign such Railcars Security Agreement Supplement, pursuant to instructions by the Purchasers to do so which the Purchasers shall issue upon their being satisfied that the conditions set forth herein have been fulfilled whereupon such Railcars Security Agreement Supplement shall become effective and shall be filed with the Interstate Commerce Commission.

           (d) At any time or from time to time Interpool shall have the right, for the benefit of Ltd. and/or Corp., in order to enable Ltd. and/or Corp., as the case may be, to avoid the occurrence of an Event of Default under the provisions of Section 10.1(k), to add Collateral to the Lien
                        ---------------
created by the relevant Security Agreement executed by Interpool in favor of the Collateral Agent by the execution and delivery to the Collateral Agent with copies to the Purchasers and special counsel to the Purchasers, at least five (5) Business Days prior to the proposed effective date of any addition of Collateral, of an appropriate Security Agreement Supplement provided that (i) such Security Agreement Supplement indicates specifically the Collateral being added to such Lien; (ii) such Security Agreement Supplement or an Officer's Certificate delivered in connection therewith specifically provides that such Collateral is being added for the benefit of Ltd. and/or Corp., as the case may be, to avoid the occurrence of an Event of Default under the provisions of Section 10.1(k) and that such
                                         ---------------
Collateral shall secure all the Obligations of Interpool (including Obligations of Interpool under the Guaranty made by Interpool) and the Obligations of Ltd. (including the Obligations of Ltd. under the Guaranty made by Ltd.) and/or Corp., as the case may be; and (iii) no Default or Event of Default exists (unless such Default shall be cured by the addition of such Collateral) and the Purchasers shall have received an Officer's Certificate of Interpool to such effect. The Collateral Agent shall countersign such Security Agreement Supplement pursuant to instructions by the Purchasers to do so which the Purchasers shall issue upon their being satisfied that the conditions set forth in this Section 5.6(d) shall have
                                                --------------
been fulfilled whereupon such Security Agreement Supplement shall become effective.

           (e) At any time or from time to time Ltd. shall have the right, for the benefit of Corp., in order to enable Corp. to avoid the occurrence of an Event of Default under the provisions of Section 10.1(k), to add
                                               ---------------
Collateral to the Lien created by the relevant Security Agreement executed by Ltd. in favor of the Collateral Agent by the execution and delivery to the Collateral Agent with copies to the Purchasers and special counsel to the Purchasers, at least five (5) Business Days prior to the proposed effective date of any addition of Collateral, of an appropriate Security Agreement Supplement provided that (i) such Security Agreement Supplement indicates specifically the Collateral being added to such Lien; (ii) such Security Agreement Supplement or an Officer's Certificate delivered in connection therewith specifically provides that such Collateral is being added for the benefit of Corp. to avoid the occurrence of an Event of Default under the provisions of Section 10.1(k) and that such Collateral
                                ---------------
shall secure all the Obligations of Ltd. (including Obligations of Ltd. under the Guaranty made by Ltd.) and the Obligations of Corp.; and (iii) no Default or Event of Default exists (unless such Default shall be cured by the addition of such Collateral) and the Purchasers shall have received an Officer's Certificate of Ltd. to such effect. The Collateral Agent shall countersign such Security Agreement Supplement pursuant to instructions by the Purchasers to do so which the Purchasers shall issue upon their being satisfied that the conditions set forth in this Section 5.6(e) shall have
                                                --------------
been fulfilled whereupon such Security Agreement Supplement shall become effective.

           (f) In lieu of adding Collateral to the Lien created by the relevant Security Agreement executed by an Issuer in favor of the Collateral Agent, such Issuer shall have the right to grant to the Collateral Agent for the ratable benefit of the Purchasers a first Lien on Cash Collateral by the execution and delivery to the Collateral Agent with copies to the Purchasers and special counsel to the Purchasers, at least ten (10) Business Days prior to the proposed effective date of any such grant, of a Cash Collateral Agreement covering such Cash Collateral, provided, that (i) such agreement specifically designates the Issuer for
- --------  ----
whose benefit such Cash Collateral is being granted and (ii) no Default or Event of Default exists (unless such Default shall be cured by the grant of such Cash Collateral) and the Purchasers shall have received an Officer's Certificate of such Issuer to such effect. Such Issuer may thereafter add Collateral to its Security Agreement pursuant to and in compliance with the provisions of subsection (c) or (d) above and upon such addition of Collateral becoming effective, such Issuer may request the release of Cash Collateral from the Cash Collateral Agreement corresponding to the Cash Collateral so added and upon the Purchasers having been satisfied that
(x) such Collateral has been added to the relevant Security Agreement pursuant to and in compliance with the provisions of subsection (c) or (d) above and (y) no Event of Default or Default exists and the Purchasers have received an Officer's Certificate of such Issuer that no Event of Default or Default exists, the Purchasers shall instruct the Collateral Agent to execute and deliver to such Issuer a release of such Cash Collateral from the Cash Collateral Agreement and the Collateral Agent shall execute and deliver such release to such Issuer.

           (g) In the event that Interpool determines that the Collateral Value of the Collateral granted by it pursuant to its Security Agreement (and not theretofore released) exceeds 125% of the sum of the aggregate outstanding principal amount of the Notes issued by Interpool and the aggregate outstanding principal amount of Notes issued by Ltd. and Corp. and assumed by Interpool, then Interpool shall have the right, for the benefit of Ltd. and/or Corp., as the case may be, in order to enable Ltd. and/or Corp., as the case may be, to avoid the occurrence of an Event of Default under the provisions of Section 10.1(k), to notify the Purchasers,
                                ---------------
the Collateral Agent and their special counsel at least ten (10) business days prior to the effective date thereof of its designation that the Collateral representing such excess Collateral Value shall inure to the benefit of Ltd. and/or Corp., as the case may be, to avoid the occurrence of such an Event of Default, which notice shall be accompanied by (i) a Collateral Certificate specifically calculating such excess and indicating specifically the Collateral representing such excess Collateral Value and
(ii) an Officer's Certificate of Interpool that no Event of Default or Default exists (unless such Default shall be cured by such designation by Interpool of excess Collateral Value). Upon their satisfaction that the conditions referred to above shall have been fulfilled, the Purchasers shall instruct the Collateral Agent to countersign such notice and designation and the Collateral Agent shall so countersign such notice and designation, whereupon such designation by Interpool shall become effective.
           (h) In the event that Ltd. determines that the Collateral Value of the Collateral granted by it pursuant to its Security Agreement and any Collateral which Interpool pursuant to Section 5.6(g) has designated as inuring to the benefit of Ltd. (and not theretofore released) exceeds 125% of the sum of the aggregate outstanding principal amount of the Notes issued by Ltd. and the aggregate outstanding principal amount of Notes issued by Corp. and assumed by Ltd., then Ltd. shall have the right, for the benefit of Corp. in order to enable Corp. to avoid the occurrence of an Event of Default under the provisions of Section 10.1(k), to notify the
                                         ---------------
Purchasers, the Collateral Agent and their special counsel at least ten
(10) business days prior to the effective date thereof of its designation that the Collateral representing such excess Collateral Value shall inure to the benefit of Corp. to avoid the occurrence of such an Event of Default, which notice shall be accompanied by (i) a Collateral Certificate specifically calculating such excess and indicating specifically the Collateral representing such excess Collateral Value and (ii) an Officer's Certificate of Ltd. that no Event of Default or Default exists (unless such Default shall be cured by such designation by Ltd. of excess Collateral Value). Upon their satisfaction that the conditions referred to above shall have been fulfilled, the Purchasers shall instruct the Collateral Agent to countersign such notice and designation and the Collateral Agent shall so countersign such notice and designation, whereupon such designation by Ltd. shall become effective.

           (i) All assumptions, additions, releases or substitutions of Collateral and Cash Collateral pursuant to the provisions of this Section
                                                                  -------
5.6 shall be accompanied by all such agreements, instruments, documents,
- ---
certificates, UCC financing statements, notations of Liens on certificates of title or applications therefor and other lien instruments and the taking of all such action (including the filing and recording of any of the foregoing, searches of public records and confirmation of the stamping of Leases and Direct Finance Leases required under Section 9.29(b)) as the
                                                ---------------
Purchasers, the Collateral Agent and their special counsel shall reasonably require and all fees and expenses with respect thereto (including the fees and expenses of special counsel to the Purchasers and the Collateral Agent) shall be paid promptly by the Issuers upon presentation of invoices therefor.

     5.7   Termination of Collateral.
           -------------------------

           (a) If (i) based upon the financial statements and the related certificates delivered to the Purchasers pursuant to Section 9.11 each of
                                                     ------------
the financial conditions set forth in paragraph (b) below have been met by the Issuers for the most recent six consecutive quarters as applied at the end of each quarter and (ii) Interpool receives a private rating for the Notes on an unsecured basis of greater than PPR2 from Standard & Poor's or, if Standard & Poor's is not in existence or is not rating Interpool, then an equivalent or higher rating from either Moody's or Duff & Phelps and
(iii) the holders of at least 80% of Interpool's outstanding recourse Funded Debt other than the Obligations (excluding capitalized leases) consent in writing to the release of the collateral securing such Funded Debt, Interpool may request that the Purchasers waive the requirement that the Obligations be secured by the Collateral and cause the Collateral Agent to release the Liens of the Collateral Agent created by the Transaction Documents. Upon (A) receipt of such consent from the holders of more than 66 2/3% of the outstanding principal amount of the Notes, which consent the Purchasers agree shall not be unreasonably withheld (it being understood that such consent may be reasonably withheld even if the financial conditions set forth in paragraph (b) have been met) and (B) the satisfaction of the conditions set forth in clauses (i), (ii) and (iii) of this paragraph (a), the Purchasers shall instruct the Collateral Agent and the Collateral Agent shall take any and all steps necessary to terminate the Liens created under the Transaction Documents.

           (b) The financial conditions referred to in paragraph (a) above shall be as follows:

             (i)     Funded Debt did not exceed 300% of Tangible Net Worth;

            (ii) the sum of Fixed Charges for Interpool and its Restricted Subsidiaries would have been covered at least 1.75 times by the sum of Earnings Available for Fixed Charges for Interpool and its Restricted Subsidiaries for the sum of the four (4) fiscal quarters preceding the date of determination; and

           (iii)     Tangible Net Worth exceeded $125,000,000;

           (c) In the event that the Liens of the Collateral Agent shall have been terminated in accordance with the provisions of Section 5.7(a),
                                                          --------------
then at all times thereafter unless and until the Obligations become secured pursuant to the provisions of Section 5.7(d), neither Interpool nor
                                      --------------
any Restricted Subsidiary will cause, incur or suffer to be incurred or to exist any Lien on any of its or their property or assets other than:

             (i)     Permitted Liens;

            (ii) judgment Liens contested with execution stayed on appeal for which adequate reserves are set aside;

           (iii) Liens securing indebtedness between Interpool and the Restricted Subsidiaries;

            (iv) Liens existing on property as at the date of such termination of Collateral after the release of collateral referred to in Section 5.7(a)(iii) which
                                               -------------------
                     Liens were not prohibited under this Agreement at such date;

             (v) Subject to the provision of Section 9.19(b), Liens incurred subsequent to the date of such release of Collateral on property acquired after such date securing up to 100% of the lower of cost or fair market value; Liens existing on property at the time of acquisition; and Liens on the property of a corpo-ration at the time such corporation becomes a Restricted Subsidiary;

            (vi)     Subject to the provisions of Section 9.19(b), other
                                                  ---------------
                     Liens if the amount of indebtedness secured by such Liens when added to Funded Debt incurred subsequent to the date of such release of Collateral which is secured by Liens does not exceed 20% of Tangible Net Worth; and

           (vii) extensions, renewals and refundings of the Liens and indebtedness referred to in clauses (i), (ii), (iii),
                     (iv), (v) and (vi) above.

           (d) In the event that following the release of Collateral pursuant to Section 5.7(a) the Issuers determine that they may be unable to
            --------------
continue to meet the financial conditions referred to in Section 9.19(e),
                                                         ---------------
they may notify the Purchasers that they will no longer be able to comply with the financial conditions of Section 9.19(e) but that they will
                                 ---------------
continue to comply with the financial conditions as set forth in Section
                                                                 -------
9.19(a), (b), (c) and (d) then from and after the twentieth (20th) Business
- -------------------------
Day following such notice such financial conditions as set forth in Section
                                                                    -------
9.19(a), (b), (c) and (d) shall become applicable to the Issuers, provided
- -------------------------                                         --------
that on or prior to the twentieth (20th) Business Day following such notice
- ----
(i) the Issuers shall each grant to the Collateral Agent a first priority perfected security interest in Collateral in accordance with the provisions of this Agreement and the other Transaction Documents having a Collateral Value of at least 125% of the aggregate outstanding principal amount of the Notes pursuant to Security Agreements and a Railcars Security Agreement executed and delivered by the Issuers to the Purchasers, the Collateral Agent and their special counsel; (ii) the Issuers shall have executed and delivered to the Purchasers, the Collateral Agent and their special counsel all such legal opinions, agreements, documents, instruments, certificates, UCC financing statements and other lien instruments and take all such actions (including notations on certificates of title) as the Purchasers, the Collateral Agent and their special counsel shall reasonably require in connection therewith; (iii) no Default or Event of Default shall exist (other than a Default which would be cured by such reinstatement of the original provisions of Section 9.19(a), (b), (c) and (d)) and the
                       ---------------------------------
Purchasers shall have received an Officer's Certificate of the Issuers to the foregoing effect; and (iv) the Issuers shall be able to effect such reversion of the financial conditions from Section 9.19(e) to the original
                                           ---------------
provisions of Section 9.19(a), (b), (c) and (d) only once during the term
              ---------------------------------
of this Agreement. All reasonable fees and expenses relating to the foregoing (including the fees and expenses of special counsel to the Purchasers and the Collateral Agent) shall be paid by the Issuers promptly upon presentation of invoices therefor.

           (e) If (i) the Collateral Value of an Issuer is greater than 125% of the outstanding aggregate principal amount of the Notes issued or assumed by such Issuer or, in the case of Interpool and Ltd., subject to a designation pursuant to Sections 5.6(g), and 5.6(h), respectively, as
                        ---------------
evidenced by a Collateral Certificate delivered to the Purchasers and the Collateral Agent and (ii) no Default or Event of Default exists (other than a Default which would be cured by a release of Collateral referred to below), then an Issuer may request the Purchasers to instruct the Collateral Agent to partially release Collateral (including Cash Collateral) to the extent of the excess of the Collateral Value over 125% of the aggregate principal amount of such Notes and upon receipt of such instructions the Collateral Agent shall partially release such Collateral from the Lien created by the relevant Security Agreement in accordance with the provisions of Section 2(b)(ii) of such Security Agreement or the relevant provision of the Cash Collateral Agreement; provided that after giving effect to such partial release the Collateral Value of such Issuer is not less than 125% of the outstanding principal amount of the Notes issued or assumed by such Issuer or, in the case of Interpool and Ltd., subject to a designation pursuant to Sections 5.6(g) and 5.6(h),
                                     --------------------------
respectively.

     5.8   Sale/Leaseback Arrangements.  The Issuers may from time to time
           ---------------------------
desire to enter into sale/leaseback arrangements with private offshore investors (the "Investors") relating to various items of Equipment. If the Purchasers are requested in writing by an Issuer to give their consent to such Issuer's use of certain Equipment in such sale/leaseback arrangements, then, so long as no Event of Default or Default shall have occurred and be continuing or shall occur, the Purchasers shall consider, in good faith, but shall not be obligated to consent to such arrangement; pro vided, that such transaction will not adversely affect, diminish or impair their rights, security interest or priority in the Equipment, the Collateral or under the Transaction Documents. Each such Issuer and Investor shall, at its sole cost and expense, execute and deliver any document, agreement or instrument and take all such action reasonably requested by the Purchasers in connection with any such transaction. All costs and expenses of the Purchasers (including the legal fees and disbursements of Purchasers' counsel) in connection with such proposed transactions shall be paid by the Issuers.

     SECTION 6. RECEIPT, DISTRIBUTION AND APPLICATION
                OF INCOME FROM THE COLLATERAL.
                -------------------------------------

     6.1   Collateral.  The payment and performance of the Obligations
           ----------
shall be secured by the Collateral. Notwithstanding any other provision hereof or any provision of any other Transaction Document to the contrary, no Collateral of Ltd. or Corp. shall secure the Obligations of Interpool, and no Collateral of Corp. shall secure the Obligations of Ltd.

     6.2   Payment of Moneys Received With Respect to the Collateral.  Each
           ---------------------------------------------------------
of the Issuers hereby irrevocably covenants and agrees to cause all amounts payable or realized in respect of the Collateral to be paid to the Collateral Agent on behalf of the Purchasers if and to the extent required by any of the Transaction Documents. Pursuant to Section 12 of the Agency Agreement, the Collateral Agent, on behalf of the Purchasers, shall pay to the Purchasers all such amounts. Except as otherwise provided in this Agreement or the other Transaction Documents, if an Event of Default shall have occurred and be continuing moneys received by the Purchasers pursuant to this Section 6.2, shall be applied, first, to the payment of accrued
        -----------                    -----
interest (including any default interest) on the Notes on a pro rata basis
                                                            --- ----
to the due date of such payments and any Make Whole Premium, and second, to
                                                                 ------
the payment of the principal amount of the Notes pro rata based upon the
                                                 --- ----
outstanding principal amounts thereof and third, to the other Obligations
                                          -----
in such order as the Purchasers shall determine. Prior to the occurrence of an Event of Default the Issuers may continue to collect and receive such monies. All payments with respect to the Notes pursuant to this Section
                                                                 -------
6.2 shall be applied to such Notes on a pro rata basis in inverse order of
- ---                                     --- ----
the scheduled principal payments thereof.

     SECTION 7.  REPRESENTATIONS AND WARRANTIES OF ISSUERS.
                 -----------------------------------------

     Each of the Issuers hereby represents and warrants to the Purchasers as follows:

     7.1   Organization and Power.  Each of the Issuers (a) (i) is a
           ----------------------
corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and qualified to do business as a foreign corporation in the jurisdictions set forth in Schedule 7.1 attached
                                                      ------------
hereto for each Issuer, (ii) is not required to be qualified as a foreign corporation in any jurisdiction where the failure to so qualify would have a material adverse effect on such Issuer, its business operations or its property and (iii) has its chief executive office and chief place of business at the respective Chief Office set forth on Schedule 7.1 attached
                                                     ------------
hereto; and (b) has all requisite corporate power and authority and all necessary licenses and permits to enter into and perform this Agreement and the other Transaction Documents to which such Issuer is a party and to issue and deliver its Notes. This Agreement, the Notes and the other Transaction Documents to which such Issuer is a party have been duly authorized, executed and delivered by such Issuer and, assuming the due authorization, execution and delivery thereof by the other parties thereto, such documents constitute the legal, valid and binding obligations of such Issuer, enforceable against such Issuer in accordance with their respective terms.

     7.2   Trademarks, Licenses, etc.  Each of the Issuers possesses, in
           --------------------------
full force and effect, all necessary franchises, patents, licenses, trademarks, trademark rights, trade names, trade name rights, fictitious name authorizations or certificates and copyrights material to the conduct of its business as now being conducted, without any conflict, to its knowledge, with the franchises, patents, licenses, trademarks, trademark rights, trade name, trade name rights, fictitious name authorizations or certificates and copyrights of others.

     7.3   Subsidiaries.  Each of the Issuers has no Subsidiaries, other
           ------------
than those set forth in Schedule 7.1 attached hereto.
                        ------------

     7.4   Business.  Each of the Issuers is engaged principally in the
           --------
businesses of leasing, financing or managing containers, chassis, railcars, trailers or other transportation equipment and business related to the foregoing. In addition, a Subsidiary of one of the Issuers is engaged in the business of leasing micro computers and related accessories and businesses related to the foregoing.

     7.5   Financial Statements.  Interpool has furnished to the Purchasers
           --------------------
balance sheets of Interpool and its consolidated subsidiaries as of December 31, 1993 and December 31, 1994, and the related statements of income, statements of cash flows and statements of the stockholders' equity, for the years ended December 31, 1992, December 31, 1993 and December 31, 1994, respectively, all of which were audited by Arthur Andersen LLP, and has furnished to the Purchasers unaudited balance sheets of Interpool and its consolidated subsidiaries and the related statements of income, statements of cash flows and statements of the stockholders' equity for the quarter ended September 30, 1995. All such financial statements present fairly, in all material respects, the financial position, stockholders' equity, results of operations and cash flows of the entities covered thereby for the periods involved. Since the date of the most recent financial statements, there has been no material and adverse change in the financial position of any Issuer not reflected in the most recent financial statements as of that date, and, since such date, the business of each Issuer has not been materially and adversely affected by any occurrence, whether or not insured against. Except as otherwise disclosed on Schedule 7.5 attached hereto, the Issuers have issued no other
             ------------
indebtedness for borrowed money which is still outstanding on the date hereof, except indebtedness which is reflected in the most recent financial statements referred to above or restructuring or refinancing thereof.

     7.6   Taxes.  All tax returns of the Issuers which are due have been
           -----
duly filed and are correct in all material respects, and all Taxes and other governmental charges upon the Issuers which are shown to be due and payable thereon have been paid.

     7.7   Litigation.  There are no outstanding judgments against any
           ----------
Issuer or any actions, proceedings, claims or investigations pending or, to any Issuer's knowledge, threatened before any court or governmental body which, if adversely determined, would materially and adversely affect the business, properties, prospects, operations or affairs of any Issuer or impair any Issuer's ability to perform its Obligations under this Agreement and the other Transaction Documents.

     7.8   Title, Liens.  Each of the Issuers owns and has good and
           ------------
marketable title to all of the Collateral included in the Collateral Value relating to such Issuer, and there are no Liens on the Collateral of any Issuer other than those Liens created pursuant to this Agreement and the other Transaction Documents and except for Permitted Liens. The Liens granted in the Security Agreements and the Railcars Security Agreements constitute valid first priority perfected Liens on the Collateral subject to no other mortgage, Lien or security interest. The laws of Barbados and the Cayman Islands do not, as to Ltd. and Corp., respectively, necessitate, require or, other than the Cayman Islands' provision for registration of details of the Collateral in Corp.'s internal register of charges, provide for the recording, registration or filing of any mortgage or Lien in any of the Equipment, Leases or any other types or items of property or proceeds thereof which are included in the Collateral covered by or provided for in the Transaction Documents executed and delivered by each of Ltd. and Corp.

     7.9   Consent, Approval.  No consent or approval of any Person,
           -----------------
shareholder, landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right, and no consent, license, approval or authorization of or registration, qualification, designation, declaration or filing (except any recordations required in connection with the perfection of the Liens granted in the Security Agreements and any required filings or notices under applicable securities laws, rules or regulations or the rules of the New York Stock Exchange) with or payment of any withholding or other tax to any governmental authority by or on the part of the Issuers is required in connection with the execution, delivery and performance of this Agreement or any other Transaction Document, the issuance and sale or payment of the Notes or the consummation of any other transactions contemplated hereby or thereby.

     7.10  Compliance with Other Instruments.  None of the Issuers is a
           ---------------------------------
party to any contract, commitment or agreement or subject to any re-striction or to any order, rule, regulation, writ, injunction or decree of any court or governmental authority or to any statute which materially and adversely affects its business, property, prospects, operations, assets or financial condition as now conducted or as proposed to be conducted. Neither the execution, delivery or performance by any Issuer of this Agreement, the Notes or the other Transaction Documents to be delivered by such Issuer nor compliance herewith or therewith (a) conflicts with or results in a breach of (i) any law, statute, rule or regulation in effect as of the date of delivery of this Agreement, (ii) any order, writ, injunc-tion or decree of any court or other governmental authority, or (b) results or will result in the creation or imposition of any Lien, charge or encumbrance upon its property pursuant to such agreement or instrument, except for Liens created hereunder and Permitted Liens. Neither the execution, delivery or performance by any Issuer of this Agreement, the Notes or the other Transaction Documents nor compliance by any Issuer herewith or therewith conflicts or will conflict with the certificate of incorporation, by-laws or other organizational document of any Issuer or results or will result in a breach of or constitutes or will constitute a default under any agreement or instrument to which any Issuer is a party or by which it is bound.

     7.11  Corporate Existence; Place of Business; Books and Records.
           ---------------------------------------------------------
Except as disclosed in Schedule 7.1 attached hereto, none of the Issuers
                       ------------
has at any time within the last five (5) years, (i) changed its name;
(ii) used any fictitious name, (iii) been the surviving corporation of a merger or consolidation, or (iv) acquired all or substantially all of the assets of any Person. The Chief Offices, all other offices of the Issuers and the only places of business of each of the Issuers where commercial affairs are conducted and books and records are maintained are set forth on
Schedule 7.1 attached hereto.  None of the Issuers is in violation of any
- ------------
charter instrument or by-law, and none of the Issuers is in violation in any material respect of any term in any agreement or other instrument to which it is a party or by which it or any of its property may be bound which violation could have a material adverse effect on any Issuer or its business, assets, operations, leaseholds and equipment.

     7.12  ERISA.
           -----

           (a) No Reportable Event has occurred with respect to any Plan maintained for employees of (i) any Issuer or (ii) any member of a Controlled Group of which any Issuer is a part.

           (b) None of the Issuers is entering into the Transaction Documents or any other transaction contemplated hereby, directly or indirectly, in connection with any arrangement in any way involving any employee benefit plan or fund or trust which holds assets of any employee benefit plan with respect to which it in its individual capacity is a party-in-interest, all within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Internal Revenue Code of
                                   -----
1986, as amended (the "Code").
                       ----

     7.13  Capital Stock.  All of the issued and outstanding capital stock
           -------------
of Ltd. and Corp. is owned and registered as set forth in Schedule 7.1
                                                          ------------
attached hereto.

     7.14  Governmental Licenses.  Each of the Issuers has been issued all
           ---------------------
required federal, state, local and foreign licenses, certificates or permits relating to, and each of the Issuers and its facilities, business, assets, property, prospects, operations, leaseholds and equipment are in compliance in all respects with, all applicable federal, state, local and foreign laws, rules and regulations relating to air emissions, water discharge, noise emissions, solid or liquid disposal, hazardous waste or materials, or other environmental health or safety matters, where the failure to so comply could have a material adverse effect on any Issuer or its business, assets, operations, leaseholds and equipment.

     7.15  Event of Default.  No Event of Default or Default has occurred
           ----------------
and is continuing.

     7.16  Offering of the Notes.  Neither the Issuers nor anyone acting on
           ---------------------
their behalf has offered, directly or indirectly, the Notes or any part thereof or any similar security for sale to, solicited offers to buy any thereof from or otherwise approached or negotiated with anyone other than the Purchasers and the institutional investors listed in the letter of the Placement Agent delivered pursuant to Section 4.14. In connection with the
                                      ------------
sale of the Notes hereunder, none of the Issuers has engaged in general solicitation or advertising. Neither the Issuers nor anyone on their behalf will sell or offer the Notes or any part thereof or any similar security for sale to, solicit any offers to buy any thereof from or otherwise approach or negotiate in respect thereof with any other Person or Persons so as thereby to require registration of the Notes under Section 5 of the Securities Act.

     7.17  Margin Securities.
           -----------------

           (a) None of the Issuers will, directly or indirectly, apply any part of the proceeds of the Notes for the purpose (whether immediate, incidental or ultimate) of purchasing or carrying any

"margin stock" as defined in Regulation G of the Federal Reserve Board (12 C.F.R. 207) or any security issued by any investment company registered pursuant to Section 8 of the Investment Company Act of 1940 or for the purpose of repaying any indebtedness originally incurred for such purpose.

           (b) None of the Issuers is, in any way, engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock; nor has any Issuer secured the payment of the Notes by an assignment of any stock (as such term is defined in Regulation U) or by any arrangement under which any Issuer's right or ability to sell, pledge or otherwise dispose of stock owned by it is in any way restricted or under which the exercise of such right, whether by written agreement or otherwise, is or may be cause for acceleration of the Notes.

     7.18  Use of Proceeds.  None of the Issuers is, directly or in-
           ---------------
directly, applying any part of the proceeds of the Notes for any purpose other than for the purposes described in Section 2.2.
                                         -----------

     7.19  Liabilities; Business.  None of the Issuers has any liabilities
           ---------------------
or obligations which are material to its business, property, prospects, operations, assets or financial condition as now conducted or as proposed to be conducted which are prohibited by this Agreement and by the other Transaction Documents to which it is a party. None of the Issuers' assets are less than its liabilities, both determined in accordance with GAAP, and each of the Issuers is solvent.

     7.20  Regulated Company.  Neither any Issuer nor any of its
           -----------------
Subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "Subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "Subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) subject to any other law which purports to regulate or restrict its ability to borrow money or to consummate the transactions contemplated by this Agreement or the other Transaction Documents or to perform its obligations hereunder or thereunder other than usuary laws or other statutes generally applicable to borrowers.

     7.21  Disclosure.  The Issuers have delivered to the Purchasers the
           ----------
Private Placement Memorandum. Neither this Agreement nor any other Transaction Document nor the Private Placement Memorandum nor any other document, certificate or instrument delivered to the Purchasers by or on behalf of any Issuer in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in this Agreement, any other Transaction Document and in such other documents, certificates or instruments not misleading. There is no fact known to any Issuer which materially and adversely affects or in the future may (so far as any Issuer can now reasonably foresee) materially and adversely affect the business, prospects, operations, affairs, condition (financial or otherwise), properties or assets of any Issuer which has not been set forth in the financial statements or in this Agreement, any other Transaction Document or the other documents, certificates and instruments delivered to the Purchasers by or on behalf of any Issuer specifically for use in connection with the transactions contemplated by this Agreement.

     7.22  Foreign Assets Control Regulations.  Neither the issuance and
           ----------------------------------
sale by any Issuer of the Notes under this Agreement nor its use of the proceeds thereof will violate the Foreign Assets Control Regulations, the Foreign Funds Control Regulations, the Transaction Control Regulations, the Cuban Assets Control Regulations, or the Iranian Assets Control Regulations of the Office of Foreign Assets Control, United States Department of the Treasury (31 C.F.R., Chapter V, Subpart B, as amended) or any other order, regulation or ruling thereunder or pursuant thereto.

     7.23  Leases.  The Leases which are in effect on the date of this
           ------
Agreement each constitute legal, valid and binding obligations of such relevant Issuer and, to the best of the Issuers' knowledge, each of the respective lessees thereunder, enforceable in accordance with their respective terms.

     7.24  Financed Equipment.  As of the date hereof no Person has a Lien
           ------------------
on any Financed Equipment which represents a replacement or a substitution of equipment.

     7.25  Insurance.  Each of the Issuers is, as of the date of this
           ---------
Agreement, in compliance with the provisions of Section 9.6.
                                                -----------

     SECTION 8.  REPRESENTATIONS AND WARRANTIES OF PURCHASERS.
                 --------------------------------------------

     8.1   Purchase for Investment.  Each Purchaser represents and warrants
           -----------------------
it is purchasing the Notes being purchased by it for its own account, and that each such Note is being purchased for the purpose of investment and not with a view to the distribution thereof, subject, nevertheless, to any requirement of law that the disposition of its property shall be at all times within such Purchaser's control. Such Purchaser will not, in any event, make any sale or other disposition of such Notes except in accordance with the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, or pursuant to an exemption under such Securities Act and rules and regulations and of the terms of this Agreement. Each Purchaser represents and warrants it is an institutional "insurance company" as defined in Section 2(13) of the Securities Act.

     8.2   Taxpayer Status.  Each Purchaser represents and warrants that it
           ---------------
is a United States person within the meaning of Section 7701(a)(30) of the Code.

     8.3   Purchasers' ERISA Representation.  Each Purchaser represents and
           --------------------------------
warrants that, with respect to each source of funds to be used by it to purchase the Notes (respectively, the "Source"), at least one of the following statements is accurate as of the Closing Date:

                  (i) the Source is an "insurance company general account," as such term is defined in section V(e) of Prohibited Transaction Class Exemption 95-60 (issued July 12, 1995) (PTCE 95-60), and the purchase is exempt under the provisions of Prohibited Transaction Exemption ("PTE") 95-60.

                 (ii) the Source is a "governmental plan" as defined in Title I, Section 3(32) of ERISA;

                (iii) the Source is either (i) an insurance company pooled separate account, and the purchase is exempt in accordance with PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, in which case the purchase is exempt in accordance with PTE 91-38 (issued July 12, 1991);

                 (iv) the Source is an "investment fund" managed by a "qualified professional asset manager" or "QPAM" (as defined in Part V of PTE 84-14, issued March 13, 1984) which QPAM has been identified in writing, and the purchase is exempt under PTE 84-14 provided that no other party to the transactions described in this Agreement and no "affiliate" of such other party (as defined in Section V(c) of PTE 84-
     14) has at this time, and has not exercised at any time during the immediately preceding year, the authority to appoint or terminate said QPAM as manager of the assets of any "plan" identified in writing pursuant to this paragraph (iv) or to negotiate the terms of said QPAM's management agreement on behalf of any such identified "plans"; or

                  (v) the Source is one or more "plans," or a separate account or trust fund comprised of one or more "plans," each of which has been identified in writing pursuant to this paragraph (v).

           As used in this section, "plan" or "plans" shall have the meanings set forth in Title I, Section 3(3) of ERISA and Section 4975(e)(1) of the Code.

     SECTION 9.  COVENANTS OF ISSUERS.  Each of the Issuers hereby
                 --------------------
covenants and agrees that from the date of this Agreement and so long as any Obligations or other amounts under the Notes and hereunder are outstanding, such Issuers will comply with the following covenants:

     9.1   Maintenance of Corporate Existence.  Each of the Issuers shall
           ----------------------------------
preserve and keep in full force and effect its corporate existence and all franchises, rights and privileges necessary to the proper conduct of its business, including, without limitation, all necessary franchises, patents, licenses, trademarks, trademark rights, trade names, trade name rights, fictitious name authorizations or certificates and copyrights, without any unlawful conflict with franchises, patents, licenses, trademarks, trademark rights, trade names, trade name rights, fictitious name authorizations or certificates and copyrights of others which conflict may materially and adversely affect such Issuer or interfere with the conduct of such Issuer's business or may result in an action brought against such Issuer for such violation which action may materially and adversely affect such Issuer or interfere with the conduct of such Issuer's business.

     9.2   Amendments.  Each of the Issuers shall (a) promptly deliver to
           ----------
the Purchasers and the Collateral Agent copies of any amendments or modifications to its certificate of incorporation, bylaws and organizational documents and/or other documents of formation, as the case may be, certified, with respect to the certificate of incorporation, by the Secretary of State of the jurisdiction of incorporation, or by the appropriate official of its jurisdiction of formation, as the case may be, and, with respect to the bylaws, by the secretary of such Issuer and (b) on a quarterly basis deliver to the Purchasers and the Collateral Agent a certificate of the incumbency of its officers.

     9.3   Compliance.  Each of the Issuers shall comply with all laws,
           ----------
ordinances, rules and regulations of any foreign, federal, state or local government, or any instrumentality or agency thereof, applicable to it, including, without limitation, the Fair Labor Standards Act, now or hereafter in effect, and all international laws, ordinances, rules and regulations, the failure to comply with which may have a materially adverse effect on any Issuer or on its ability to perform its Obligations under any of the Transaction Documents, any material agreement, document or instrument to which it is a party, or on the Collateral or on the Purchasers or the Collateral Agent in enforcing their rights hereunder against any Issuer or the Collateral.

     9.4   Taxes.  Each of the Issuers shall pay and discharge, as they
           -----
become due, all Taxes, assessments, debts, claims and other governmental or non-governmental charges lawfully imposed upon it or incurred by it or its properties and assets, except Taxes, assessments, debts, claims and charges contested in good faith in appropriate proceedings and for which any Issuer shall have set aside adequate reserves for the payment of such Tax, assessment, debts, claims or charges. Such Issuer shall provide the Collateral Agent, upon the Collateral Agent's request, evidence of payment of such Taxes, assessments, debts, claims and charges. If such Issuer fails to pay such Taxes, assessments, debts, claims or charges when due, and is not contesting the same in good faith or has not set aside adequate reserves for the payment thereof, the Collateral Agent may discharge the same, and any amounts so advanced by the

Collateral Agent for such purposes shall be added to the Obligations of such Issuer secured by the Collateral and shall bear interest at the overdue rate set forth in such Notes relating to such Taxes, assessments, debts, claims or charges.

     9.5   Preservation of Assets.  Each of the Issuers shall maintain,
           ----------------------
preserve and keep or cause to be maintained, preserved and kept, all its properties, Equipment and assets, including the Collateral, in accordance with industry standards, and make, or cause to be made, all necessary or appropriate repairs, renewals, replacements, substitutions, additions, betterments and improvements thereto so that efficiency of all such property and assets shall at all times be properly preserved and maintained in accordance with industry standards.

     9.6   Insurance.  Each of the Issuers shall maintain, with financially
           ---------
sound and reputable insurance companies, such insurance on its properties, businesses and assets, including, without limitation, the Collateral, against casualty, general liability, worker's compensation and such other insurable interests and in such amounts as is consistent with practices generally followed in the container industry for companies of comparable size and shall pay all premiums thereon when due. The all risk insurance policies with respect to the Collateral shall initially cover $3,500,000 in physical damage in respect of any one occurrence, shall name the Collateral Agent for the benefit of the Purchasers and the Purchasers as additional insureds and loss payees, and the liability insurance policies with respect to the Collateral shall initially cover $50,000,000 in any one occurrence and in the aggregate and shall name the Collateral Agent and the Purchasers, as additional insureds. All such policies of insurance shall provide for at least thirty (30) days' advance notice in writing to the Collateral Agent of any cancellation or modification thereof and, with respect to all risk casualty insurance only, contain a "breach of warranty clause" whereby the insurer agrees that a breach of the insuring conditions or any negligence by any Issuer, or any other Person, shall not invalidate the insurance as to the Collateral Agent, the Purchasers and their respective successors and assigns. If any Issuer fails to pay the premiums on any such insurance or maintain such insurance in effect, the Collateral Agent shall have the right (but shall be under no duty) to pay such premiums for such Issuer's account and take all such action (at such Issuer's expense) as the Collateral Agent deems necessary to keep such insurance in effect. Such Issuer shall repay to the Collateral Agent any sums which the Collateral Agent shall have so paid, together with interest thereon at the rate then payable by such Issuer under the Notes. Such Issuer, upon the Collateral Agent's request, shall (a) deliver to the Collateral Agent a detailed list of insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, dates of expiration thereof and the properties and risks covered thereby;
(b) obtain, within thirty (30) days after notice from the Collateral Agent, such additional insurance as described in this Section 9.6 which is
                                               -----------
reasonably required by the Collateral Agent and which is consistent with practices generally followed in the container industry for companies of comparable size; (c) provide to the Collateral Agent and Purchasers copies of all insurance policies relating to its properties, business and assets; and (d) assign to the Collateral Agent all rights to receive proceeds of any such insurance with respect to the Collateral and direct all insurers to pay all proceeds directly to the Collateral Agent. Each of the Issuers hereby authorizes the Collateral Agent to endorse any draft for such proceeds. Notwithstanding anything contained herein, each of the Issuers shall have the option to (i) use all said proceeds received by the Collateral Agent with respect to the Collateral to pay down the outstanding amount of its Notes on a pro rata basis in inverse order of the scheduled
                         --- ----
principal payments thereof without priority of any one such Note over any other such Note together with any Make Whole Premium pursuant to Section
                                                                 -------
5.5, or (ii) receive said proceeds from the Collateral Agent; provided,
- ---                                                           --------
that (a) no Default or Event of Default shall have occurred and be
- ----
continuing and (b) such Issuer shall provide the Purchasers with substitute Collateral if it is necessary to ensure that the Collateral Value of such Issuer is greater than 125% of the aggregate outstanding principal amount of the Notes issued by such Issuer which Collateral may be purchased with the proceeds of such insurance, provided said substitute Collateral shall be the subject of a valid first perfected Lien in favor of the Collateral Agent for the benefit of the Purchasers subject to no other Liens.

     9.7   Liens.  None of the Issuers shall, directly or indirectly, (a)
           -----
permit to exist any Liens with respect to the Collateral other than Liens in favor of the Purchasers or the Collateral Agent or Permitted Liens; nor
(b) pledge any shares owned by it in Restricted Subsidiaries. The relevant Issuer shall ensure that appropriate notations of the Liens of the Collateral Agent are made on the relevant certificates of title for Chassis and Trailers which are included in the Collateral and which are covered by certificates of title and that UCC financing statements, naming the relevant Issuer, as debtor and the Collateral Agent, as secured party, are filed for Chassis and Trailers which are included in the Collateral and which are not covered by certificates of title, for Containers, for Leases and for Direct Finance Leases, and that Leases and Direct Finance Leases have been stamped pursuant to Section 9.29(b), in each case with respect to
                              ---------------
Chassis, Containers, Trailers, Leases and Direct Finance Leases which are included in the Collateral after the Closing Date.

     9.8   Litigation.  The Issuers shall promptly notify all of the
           ----------
Purchasers and, with respect to the Collateral, the Collateral Agent (a) of any litigation, actions, proceedings, claims or investigations (collectively, "Claims") pending or threatened, in which a recovery of in
                ------
excess of $2,000,000 is sought against any Issuer or of the entry of any judgment in excess of $2,000,000 against any Issuer, which Claims or judgments are not fully covered by insurance (subject to deductibles) in respect of which the carrier has not disclaimed liability or (b) of any of the Collateral becoming subject to any Liens securing or relating to Claims or judgments in excess of $500,000, other than Liens in favor of the Purchasers or the Collateral Agent.

     9.9   Line of Business.  None of the Issuers shall materially change
           ----------------
its present lines of business as described in Section 7.4 nor will
                                              -----------
Interpool permit any Restricted Subsidiary to engage in any business other than such present lines of business or any other business related thereto.

     9.10  Chief Offices; Places of Business; Character of Collateral.  The
           ----------------------------------------------------------
Issuers shall notify the Collateral Agent in writing at least thirty (30) days in advance of (a) any change of location of its Chief Office and
(b) the change, elimination or opening of any chief executive office of any Issuer or (c) any change in the place where such Issuer maintains its records as to the Collateral such that such records are not located at such Issuer's Chief Office. Each Issuer shall notify the Collateral Agent in writing promptly following a change in the character, use or location of any of the Financed Equipment such that any of such Financed Equipment ceases to be either "mobile goods" or "goods covered by a certificate of title", in each case within the meaning of the UCC. Each Issuer shall notify the Collateral Agent in writing within five (5) days if there is a change in the character of any of the Collateral such that it constitutes an "instrument" (other than an "instrument" which constitutes part of "chattel paper") within the meaning of the UCC.

     9.11  Financial Statements.  The Issuers shall deliver to the
           --------------------
Purchasers the following:

           (a) Within forty-five (45) days after the end of each quarterly fiscal period of Interpool (commencing with December 31, 1995 and continuing until all of the Obligations under this Agreement and the other Transaction Documents are satisfied), company prepared unaudited consolidated financial statements for Interpool and its consolidated subsidiaries in comparative form showing the corresponding figures for the preceding year prepared in accordance with GAAP, along with a certificate by an authorized officer of Interpool which shall include an attestation by such officer briefly stating he has reviewed such unaudited consolidated financial statements and that he has reviewed the relevant provisions of this Agreement including Section 9 together with supporting computations and stating whether his examination has disclosed the existence of any Default or Event of Default and, if so, specifying the nature and period of existence thereof and actions management proposes to undertake to cure the same.

           (b) Within ninety (90) days after the end of each fiscal year of Interpool, a consolidated balance sheet of Interpool and its consolidated subsidiaries as of the end of such year and the related consolidated statements of income, statements of cash flows and statements of shareholders' equity for such year audited, without qualification, by Arthur Andersen LLP. or another independent "Big Six" certified public accounting firm, showing in comparative form the corresponding figures as at the end of and for the preceding financial year. In addition, such accountants shall issue a statement in connection with their audit as to whether anything has come to their attention that would cause them to believe that the Issuers were not in compliance with any of the terms, covenants or conditions of Sections 9.19 or 9.25 of this Agreement it being
                           ---------------------
understood that their audit was not directed primarily to obtaining knowledge of such non-compliance and if any such non-compliance is indicated, specifying the nature and period of existence thereof, together with a certificate of an authorized officer with respect to such financial statements covering the same matters referred to in the first three quarters' attestations delivered pursuant to Section 9.11(a) and actions
                                             ---------------
management proposes to undertake to cure the same.

           (c) (i) Within sixty (60) days after the end of each calendar quarter until all of the Obligations outstanding are satisfied, a Collateral Certificate showing excess or shortfall of Collateral Value to 125% of the unpaid principal amounts outstanding on the Notes, an equipment status report sent to the Collateral Agent for Collateral (indicating the Collateral located at depots or under lease) and an aging of all accounts receivable (including lease receivables covering the Equipment and other equipment) of Interpool and its consolidated subsidiaries, as at the end of such calendar quarter, in form and substance reasonably satisfactory to the Purchasers.

            (ii) Within sixty (60) days after the end of each quarterly fiscal period of Interpool (commencing with December 31, 1995 and continuing until all of the Obligations under this Agreement and the other Transaction Documents are satisfied), an Equipment utilization report (showing the percentage of Equipment under lease) with respect to Equipment owned and managed by Interpool and its consolidated subsidiaries.

           (d) Copies of all formal, written notices or reports, if any, furnished to an Issuer by its independent certified public accountants in connection with each fiscal year audit of the financial statements of such Issuer made by such accountants.

           (e) Such additional financial information with respect to the Issuers and information with respect to the Collateral as the Purchasers may from time to time reasonably require.

           (f) Promptly after the filing thereof, copies of all financial statements and reports (including all exhibits or schedules annexed thereto or filed therewith) which are material to any Issuer and which such Issuer may file with the Securities and Exchange Commission of the United States or any public body succeeding to the functions of that Commission and which are generally available to the public.

           (g) Upon the addition of any Direct Finance Leases to the Collateral pursuant to Section 5.6 or any other provision of this Agreement or the other Transaction Documents, the related Issuer shall furnish to the Purchasers and the Collateral Agent a certificate of such Issuer (in the form of Exhibit I attached hereto).
        ---------

     9.12  Books and Records.  Each of the Issuers shall, at all times and
           -----------------
in accordance with GAAP keep complete and accurate books and records concerning its business, affairs and operations and concerning its properties and assets, including, without limitation, the Collateral, and shall deliver, or cause to be delivered to the Collateral Agent promptly upon the Collateral Agent's request, from time to time, with respect to the Collateral (i) after an Event of Default occurs, to the extent in its possession, all instruments and chattel paper (including all executed copies thereof, representing or evidencing the Collateral or proceeds of the Collateral subject to the Collateral Agent's compliance with the last sentence of Section 9.29(a); (ii) after an Event of Default occurs, to the extent in its possession or control, all original invoices, original bills of lading, documents of title, all Leases covering Financed Equipment included in the Collateral, original contracts, chattel paper, instruments, and any other writings relating to the Collateral; and (iii) such other information to the extent in its possession or control with respect to any of the Collateral as the Collateral Agent may, in its sole discretion, deem to be necessary or effectual to evidence the transactions contemplated hereby or to evidence, enforce or perfect the Collateral Agent's Lien in the Collateral, or to carry into effect the provisions and intent of this Agreement or other Transaction Documents delivered pursuant hereto, all at the sole expense of the Issuers.

     9.13  Inspection.  The Issuers shall, from time to time and during
           ----------
normal business hours, on reasonable notice, permit the Purchasers or the Collateral Agent to inspect or examine the properties and assets of the Issuers, including, without limitation, the Collateral, to the extent the Collateral is in the possession or control of the Issuers or could be so inspected or examined under the terms of applicable Leases with respect thereto, and further to examine, check, make copies of, or extracts from, any of the Issuers' books, records, journals, receipts, orders, correspon-dence, other data, or orders and accounts receivable of the Issuers and to permit the Purchasers and the Collateral Agent to hold discussions with the Issuers' officers and auditors and the Issuers shall instruct such officers and request such auditors to hold such discussions. If a Default or Event of Default has occurred and is continuing (a) all of the foregoing shall be at the Issuers' expense, (b) the Purchasers or the Collateral Agent may independently verify the orders and accounts receivable of the Issuers at the Issuers' expense, and (c) the Purchasers shall have the right to audit (or cause to be audited by certified public accountants) all of the foregoing items of the Issuers at the Issuers' expense.

     9.14  ERISA.  Each of the Issuers shall furnish to the Purchasers and,
           -----
with respect to the Collateral, the Collateral Agent (a) as soon as possible and in any event within thirty (30) days after such Issuer or a duly appointed administrator of a Plan knows or has reason to believe that any Reportable Event has occurred with respect to any Plan, a statement of the principal financial officer of such Issuer setting forth details as to such Reportable Event and the action which such Issuer proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the PBGC or a statement that said notice will be filed with the annual report to the United States Department of Labor with respect to such Plan if required under applicable regulations; (b) promptly after receipt thereof, a copy of any notice an Issuer or any other member of a Controlled Group may receive from the United States Department of Labor, the Internal Revenue Service or the PBGC with respect to any deficiency with respect to any Plan; (c) in the event any stock of any Issuer is ever offered pursuant to a registration statement filed with the Securities and Exchange Commission, promptly after the sending of, making available or filing of the same, copies of any proxy statements and financial statements which such Issuer shall send or make available to all of its stockholders, and any registration statements and any reports which such Issuer shall file with the Securities and Exchange Commission; and (d) promptly after receipt thereof, a copy of any notice an Issuer may receive indicating an actual or potential violation of any environmental law or regulation.

     9.15  Use of Proceeds.  The Issuers shall use the proceeds of the
           ---------------
Notes solely in accordance with the provisions of Section 2.2.
                                                  -----------

     9.16  Further Assurances.  The Issuers shall procure, execute and
           ------------------
deliver to the Collateral Agent any security agreement, financing statement, or other writing and take all such other actions as the Collateral Agent may reasonably require to evidence, preserve, protect or enforce the Collateral Agent's rights and interests to or in the Collateral.

     9.17  Government Contracts.  No Financed Equipment covered by
           --------------------
contracts with the United States or any other governmental entity or any of their respective departments, agencies or instrumentalities shall be deemed to constitute Collateral unless and until (a) the Issuers shall have notified the Collateral Agent and executed any writings and taken all such other actions as the Collateral Agent may require in order that all money due or to become due under such contracts shall be assigned to the Collateral Agent and (b) proper notice of the assignment has been given under and all other actions have been taken which are required under the Federal Assignment of Claims Act or other applicable law to the reasonable satisfaction of the Purchasers.

     9.18  Sell, Merge, Consolidate, etc.  None of the Issuers shall:
           ------------------------------

           (a) Sell, abandon, or otherwise dispose of all or any substantial part (which shall be deemed to constitute an amount in excess of 20% of the consolidated assets of Interpool and its Restricted Subsidiaries), of its properties or assets in any 12 month period unless
(i) it either (A) reinvests the proceeds from such transactions in excess of 20% of such consolidated assets in its principal businesses as described in Section 7.4 or other investments permitted hereunder provided that such
   -----------
investments are fully liquidated and the proceeds thereof are invested in such principal businesses within twelve (12) months from the date of such transaction, and/or (B) prepays the Notes on a pro rata basis in inverse
                                               --------
order of the scheduled principal payments thereof without priority of any one such Note over any other such Note in the amount of such excess of 20% of such consolidated assets, together with a Make Whole Premium, if any, or
(ii) such transaction occurs entirely among the Issuers and the Restricted Subsidiaries.

           (b) Consolidate with or merge into any Person or permit any merger of any other Person into any Issuer or acquire all or substantially all the assets of any Person, unless such Issuer is the surviving corporation (and if one of the Issuers involved in such transaction is Interpool, Interpool is the surviving corporation) or the survivor expressly assumes the Obligations of such Issuer and following and giving effect to such merger, consolidation or acquisition, no Default or Event of Default exists or shall result under any Transaction Document, the Collateral Agent continues to have a first perfected security interest in the Collateral under the UCC, reflected on the certificates of title or through a filing with the Interstate Commerce Commission, as applicable to the relevant Collateral subject to no other Liens, other than Permitted Liens and the Issuers, including the surviving corporation, may issue at least $1.00 of additional Funded Debt without any Default or Event of Default resulting hereunder.

           (c) Alter the existing capital stock structure of any Issuer or take any other action such that (i) Interpool owns less than 75% of the common stock of Ltd. or 75% of the common stock of Trac Lease, Inc.,
(ii) Interpool holds less than 75% of the voting rights in Ltd. or 75% of the voting rights in Trac Lease, Inc., (iii) Interpool owns directly or indirectly less than 75% of the common stock of Corp. or (iv) Interpool holds directly or indirectly, less than 75% of the voting rights in Corp.

           (d) Sell, assign, transfer, discount, securitize or otherwise dispose of any Lease, or any interest therein, with or without recourse, except in the ordinary course of its business as presently conducted.

     9.19  Financial Covenants.  So long as the Obligations remain
           -------------------
outstanding under any of the Transaction Documents (subject to the provisions of Section 9.19(e)):
              ---------------

           (a) Interpool shall cause Tangible Net Worth to be greater than $100,000,000 for the period commencing on the Closing Date through December 31, 1995; and $125,000,000 at all times from and after January 1, 1996.

           (b) Neither Interpool nor any of its Restricted Subsidiaries shall incur any Funded Debt unless after giving effect to such incurrence of Funded Debt (i) the ratio of Funded Debt to Tangible Net Worth is not greater than 4 to 1; and (ii) the sum of Pro-Forma Fixed Charges for Interpool and its Restricted Subsidiaries would have been covered at least
1.5 times by the sum of Earnings Available for Fixed Charges for Interpool and its Restricted Subsidiaries for the most recent four (4) fiscal quarters preceding the date of determination.

           (c) Interpool shall not permit the ratio, which shall be calculated on a quarterly basis, of (i) the sum of Earnings Available for Fixed Charges plus Depreciation for Interpool and its Restricted Subsidiaries for the sum of the four (4) fiscal quarters immediately preceding the date of determination to (ii) the sum of Fixed Charges for Interpool and its Restricted Subsidiaries for the sum of the four (4) fiscal quarters immediately preceding the date of determination to be less than 1.5 to 1.

           (d) Neither Interpool nor its Restricted Subsidiaries shall make any Restricted Payments if the aggregate amount of all Restricted Payments made subsequent to June 30, 1993 would exceed the sum of $5,000,000 plus 75% of the sum of (i) Net Earnings of Interpool and its Restricted Subsidiaries (minus 100% of any net loss) subsequent to June 30, 1993, (ii) the net cash proceeds received after June 30, 1993 from the sales (other than to Interpool or its Subsidiaries) of shares of common stock and preferred stock of Interpool or any Restricted Subsidiary which does not provide for mandatory redemption thereof or sinking fund payments with respect thereto and (iii) the full face value of any debt exchanged or converted into common or preferred stock which preferred stock does not provide for mandatory redemption thereof or sinking fund payments with respect thereto.

           (e)  If the Collateral is terminated pursuant to Section 5.7(a)
                                                            --------------
then, from and after the date of such termination up to and until such time, if any, as the Issuers again secure the Obligations with Collateral in accordance with Section 5.7(d), the Issuers shall not be required to
                   --------------
comply with the financial covenants set forth in Sections 9.19(a), (b) and
                                                 -------------------------
(c) and shall, instead be required to comply with the following financial
- ---
covenants:

             (i) Interpool shall cause Tangible Net Worth to be greater than $125,000,000;

            (ii) Neither Interpool nor any of its Restricted Subsidiaries shall incur any Funded Debt unless after giving effect to such incurrence of Funded Debt (A) the ratio of Funded Debt to Tangible Net Worth is not greater than 3 to 1; and (B) the sum of Pro-Forma Fixed Charges for Interpool and its Restricted Subsidiaries would have been covered at least 1.75 times by the sum of Earnings Available for Fixed Charges for Interpool and its Restricted Subsidiaries for the most recent four (4) fiscal quarters preceding the date of determination;

           (iii) Interpool shall not permit the ratio, which shall be calculated on a quarterly basis, of (i) the sum of Earnings Available for Fixed Charges plus Depreciation for Interpool and its Restricted Subsidiaries for the sum of the four (4) fiscal quarters immediately preceding the date of determination to (ii) the sum of the Fixed Charges for Interpool and its Restricted Subsidiaries for the sum of the four (4) fiscal quarters immediately preceding the date of determination to be less than 1.75 to 1.

     9.20  Payment of Obligations.  Each Issuer shall pay all obligations
           ----------------------
material to its business when due (taking into account any grace periods granted in respect thereof) other than those disputed by it in good faith, if failure to pay might have a material adverse affect on the business, conditions (financial or otherwise), prospects or creditworthiness of an Issuer.

     9.21  Notice of Default.  Each Issuer shall promptly but in any event
           -----------------
within three (3) Business Days after obtaining knowledge thereof furnish the Collateral Agent and the Purchasers with a statement of the occurrence of any Event of Default or Default, specifying the nature and period of existence thereof and what action management of such Issuer proposes to take with respect thereto. If an Issuer receives a notice of Default from any creditor or Person other than the Collateral Agent and the Purchasers, such Issuer shall deliver to the Collateral Agent and the Purchasers a copy of such notice of Default, immediately upon receipt thereof. In the event that the Issuers have cured such Default within any applicable cure period provided therefor, such cure shall have the effect of remedying any failure of the Issuers to give notice relating to such Default.

     9.22  Lock Box.  Upon the occurrence of an Event of Default and at the
           --------
request of the Majority In Interest or the Collateral Agent acting on the instructions of the Majority In Interest, the Issuers will establish a lock box in respect of the Collateral and all proceeds thereof at a location satisfactory to the Purchasers and the Collateral Agent, and take all such action and execute all agreements, documents, letters and instruments which the Collateral Agent deems appropriate in its sole discretion to establish and maintain said lock box.

     9.23  Additional Costs.  (a) In the event that any change in or
           ----------------
adoption of any applicable law, regulation or guideline, or any interpretation thereof by any governmental authority charged with the administration thereof, not published on or prior to the date hereof, subjects a Purchaser to any Tax of any kind whatsoever with respect to the Notes issued to such Purchaser, or changes the basis of taxation of payments to such Purchaser of any fees, principal or interest payable on such Notes (except for changes in the rate of tax based solely on the overall net income of such Purchaser) or imposes, modifies or deems applicable any reserve requirement against assets held by, or other liabilities in or for the account of, or loans by, such Purchaser, or imposes on such Purchaser, directly or indirectly, any of the conditions affecting the relevant Notes, and the result of any of the foregoing is to increase the cost to such Purchaser of purchasing or holding the relevant Notes by an amount which such Purchaser deems to be material, then upon demand by such Purchaser made promptly upon such event, the Issuers will pay to such Purchaser, upon its demand, the additional amount or amounts necessary to compensate such Purchaser for such additional cost. Absent manifest error, such Purchaser's statement shall be conclusive as to any additional amount to be paid. Such Purchaser shall supply the Issuers with such information related to any such Taxes, taxation or reserve requirement as is available to such Purchaser and is not confidential. In the event that any such additional cost arises and is demanded by a Purchaser from an Issuer, the Issuer shall have the right to prepay the Notes of such Purchaser, together with payment of accrued interest thereon and any Make Whole Premium.

     The Issuers shall pay to the Purchasers all principal of, and interest on, the amount outstanding on the Notes and all their other Obligations under the Transaction Documents free and clear of and without deduction or withholding for any present or future license, registration or other fees, taxes or other amounts for or on account of levies, imposts, duties, deductions, withholdings or other charges assessed by any governmental or taxing authority, excluding income and franchise taxes imposed on a Purchaser by a jurisdiction under which such Purchaser is organized or operating in connection with this

Agreement or any political subdivision thereof (the "Taxes").  In the event
                                                     -----
any Issuer is or may become required to pay any such costs, such Issuer may elect to prepay the Notes, together with accrued interest thereon, Make Whole Premium, and any additional costs associated with such prepayment.

           (b) If an Issuer shall be required to withhold or deduct Taxes from any sum payable hereunder, (i) the sum payable shall be increased as may be necessary so that the amount received is equal to the sum which would have been received had no withholdings or deductions been made,
(ii) such Issuer shall make such necessary withholdings and deductions, and
(iii) such Issuer shall pay the full amount withheld or deducted to the relevant authority according to applicable law so that any Purchaser shall not be required to make any deduction or payment of Taxes.

     9.24  Transactions with Related Parties.  The Issuers will not and
           ---------------------------------
will not permit any Restricted Subsidiary to enter into any transaction or arrangement with any Related Party, including the purchase from, sale to or exchange of property with or lease of Financed Equipment to or from (as lessor or lessee, respectively) or rendering of any service by or for, any Related Party, except in the ordinary course of business and pursuant to the reasonable requirements of the Issuers and such Restricted Subsidiary and upon fair and reasonable terms no less favorable than would be obtained in a comparable arm's length transaction with a Person other than a Related Party.

     9.25  Permitted Investments.  Neither Interpool nor any of its
           ---------------------
Restricted Subsidiaries shall make cash or cash equivalent investments in, loans or advances to or guarantee the obligations of, any Person except the following ("Permitted Investments"):
            ---------------------

           (a) Purchases of obligations of the United States Government and its agencies, U.S. dollar denominated obligations of the Canadian Government, and those "obligations of supranationals," which includes government issued securities and World Bank securities, that are rated at least AAA by Standard & Poor's or Moody's, all such purchases having maturities not in excess of five (5) years;

           (b) Purchases of prime commercial paper rated A1/P1 or higher by Standard & Poor's or Moody's maturing in 270 days or less;

           (c) Purchases of certificates of deposit or bankers' acceptances issued by a bank with capital, surplus and undivided profits of at least $100,000,000, having a term of one year or less;

           (d) Investments in or advances to Restricted Subsidiaries or any legal entity which after such investments or advances would become a Restricted Subsidiary;

           (e) Advances to employees for expenses incurred by such employees in the ordinary course of the Issuers' business;

           (f) Carrying lease or notes receivable arising from transactions with customers and suppliers in the normal course of the Issuers' business;

           (g) Guarantees of obligations of Unrestricted Subsidiaries provided that such guarantees would be permitted under Section 9.19(b);
                                                       ---------------

           (h)  Other Investments subject to the limitations set forth in
Section 9.19(d);
- ---------------

           (i) Purchases of corporate debt securities rated A3/A- or higher by Moody's or Standard & Poor's and which mature within five (5) years after the date of acquisition in an amount not to exceed 15% of the sum of cash and marketable securities as reflected on the Issuers' quarterly financial statements of the most recently completed fiscal quarter;

           (j) Purchases of tax exempt securities which are rated Aa3/AA-or higher by Moody's or Standard & Poor's and which mature within five (5) years after the date of acquisition; and

           (k) Any other investments up to an aggregate of $10,000,000 at any one time outstanding.

     To the extent the Issuers have Permitted Investments and prior to any investment by any Issuers in marketable securities with maturities greater than one year, or investments described in subsections (h) and (k) above, the Issuers shall have caused the greater of (i) 5% of Tangible Net Worth and (ii) $10,000,000.00 to have been invested in investments described in subsections (a), (b), (c), (i) or (j) above with final maturities not exceeding one year.

     The foregoing provisions of this Section 9.25 shall not be deemed to
                                      ------------
limit the transactions in which the Issuers are permitted to engage in accordance with the provisions of Section 9.18.
                                  ------------

     9.26  Leases.  At all times following the occurrence and during the
           ------
continuance of an Event of Default and upon the lock box provided for in
Section 9.22 being established, the Issuers shall immediately notify the
- ------------
Collateral Agent of the cancellation of any Lease with a term of one (1) year or more.

     9.27  Acquisition of Notes.  No Issuer shall, nor shall such Issuer
           --------------------
permit any Subsidiary or any Affiliate to, directly or indirectly, acquire or make any offer to acquire any Notes unless such Issuer or such Subsidiary or Affiliate shall have offered to acquire Notes, pro rata, from
                                                             --- ----
all of the Purchasers and upon the same terms. In case an Issuer, or any Subsidiary or Affiliate, acquires any Notes, such Notes shall thereafter be cancelled and no Notes shall be issued in substitution thereof.

     9.28  Private Offering.  The Issuers agree that none of the Issuers
           ----------------
nor anyone acting on such Issuers' behalf shall offer the Notes or any part thereof or any similar securities for issue or sale to, or solicit any offer to acquire any of the same from, any Person so as to bring the issuance and sale of the Notes within the provisions of Section 5 of the Securities Act.

     9.29  Security Interest in Leases.
           ---------------------------

           (a) Notwithstanding anything to the contrary contained herein, the Issuers agree that they shall not deliver any Lease relating to any Collateral to any Person, (other than a signed counterpart of a Lease to the lessee under such Lease), unless an Issuer is in default with respect to its obligations to a secured party having a security interest in such Lease and is required under its agreement with such secured party to deliver possession of such Lease to such secured party, and either (x) (i) prior to delivering possession of any such Leases, such Issuer shall stamp on the front cover or other conspicuous space in any such Leases the language set forth in Schedule 9.29(x)(i) and furnish written evidence
                      -------------------
satisfactory to the Collateral Agent that such stamping has been effected, provided that such stamping shall not be in derogation or limitation of the requirements of Section 9.29(b), and (ii) such other secured party shall,
                ---------------
as a condition of obtaining possession of such Lease, furnish to the Issuers and the Collateral Agent its agreement substantially in the form of
Schedule 9.29(x)(ii) that it is receiving possession of and holding
- --------------------
possession of such Leases both for its own benefit and as agent of and for the benefit of the Collateral Agent to the extent of their respective security interests in such Leases or (y) such Leases and any related Equipment is released from the Lien of the applicable Security Agreement, provided that the aggregate Collateral Value of such Issuer after such release is equal to or greater than 125% of the aggregate outstanding principal amount of the Notes issued by such Issuer. If a Default or Event of Default has occurred and is continuing, each Issuer shall immediately deliver possession of all its Leases to the Collateral Agent (unless such Issuer shall have previously delivered possession of such Leases to another secured party under a prior obligation), similarly stamped with respect to the security interest of any other secured party in such Lease and provided the Collateral Agent shall have furnished the Issuer with its agreement in the form of Schedule 9.29(x)(ii) that it is receiving possession of and holding
        --------------------
possession of such Leases both for its own benefit and as agent of and for the benefit of such other secured party to the extent of their respective security interests in such Lease.

           (b) Each Issuer shall stamp and maintain the language set forth in Schedule 9.29(x)(i) on the front cover or other conspicuous space of Leases and Direct Finance Leases relating to at least 90% of the aggregate Collateral Value of Financed Equipment covered by Leases and of Direct Finance Leases.

     9.30  Collateral Administration Agreement.  Each Issuer shall use its
           -----------------------------------
best efforts to have a Joinder Agreement executed and delivered to the Purchasers and the Collateral Agent by all existing and future holders of its Funded Debt secured by leases or similar agreements or arrangements covering Financed Equipment and Direct Finance Leases.

     SECTION 10.  DEFAULT; REMEDIES OF THE PURCHASERS.
                  -----------------------------------

     10.1  Occurrence of Event of Default.  Any one of the following events
           ------------------------------
or conditions shall constitute an Event of Default:

           (a) any Issuer shall fail to pay, when due, at maturity (whether as stated or by acceleration) or otherwise, any payment of principal, interest, fees, Make Whole Premium or other charges or amounts due and owing to the Purchasers with respect to the Obligations, and such failure shall continue for five (5) Business Days or more; or

           (b) any Issuer shall fail to observe or perform the covenants set forth in Sections 9.6, 9.18, 9.19, 9.21 or 9.25; or
             --------------------------------------

           (c) any Issuer shall fail to observe or perform any other covenant or agreement of such Issuer in this Agreement or any other Transaction Document which shall remain unremedied for thirty (30) days; or

           (d) any representation or warranty made by any Issuer hereunder, under any Transaction Document or in any other document to any Purchaser or the Collateral Agent shall be incorrect as at the date made in any material respect; or

           (e) if any Issuer shall (i) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction or if there shall be commenced against any Issuer any such proceeding and such action or proceeding remains undismissed for a period of sixty (60) days, (ii) make an assignment for the benefit of its creditors, (iii) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for itself or any substantial part of its property, (iv) be adjudicated a bankrupt or insolvent, or
(v) take any action for the purpose of any of the foregoing; or

           (f) if a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by any Issuer, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering its dissolution, winding-up or liquidation and such order shall not have been stayed or dismissed within sixty (60) days; or

           (g) if any Lien (other than a Lien in favor of the Purchasers or the Collateral Agent or a Permitted Lien) or attachment, levy or garnishment exists or is issued against the Collateral or any property of any Issuer securing any of the Obligations in respect of indebtedness or obligations of $2,000,000 or more in the case of Ltd. or Corp. or $1,000,000 or more in the case of Interpool and is not released, discharged, dismissed, stayed or fully bonded within a period of thirty
(30) days after its creation, attachment, issue or levy or if any such Lien, attachment, levy or garnishment against the Collateral or any property of any Issuer securing Obligations shall have priority over the security interest of the Collateral Agent in the Collateral, and such Lien, attachment, levy or garnishment is not released, discharged, dismissed, stayed or fully bonded within a period of fifteen (15) days after its creation, attachment, issue or levy; or

           (h) if any judgment or tax lien is entered against any Issuer and remains unsatisfied after thirty (30) days, unless said judgment or tax lien is being contested in good faith by appropriate proceedings and is stayed in the interim; or

           (i) a Person or outside group of related Persons which is not listed on Schedule 7.1 attached hereto obtains voting control of fifty one
          ------------
percent (51%) or more of the voting securities of Interpool; or

           (j) any Issuer (as principal, guarantor or other surety) defaults in the payment of any principal or interest of any indebtedness for borrowed money in excess of $4,000,000 with respect to Interpool and in excess of $1,000,000 with respect to each of Ltd. and Corp. (including any indebtedness of Interpool, Ltd. or Corp. to the Purchasers other than the Obligations) or defaults in any other manner in respect of such indebtedness, in either case, beyond the period of grace, if any, specified therefor so as to give the holder of any such indebtedness the right to cause the acceleration of such indebtedness including any grace period provided to such holder; or

           (k) if the aggregate Collateral Value for an Issuer shall be less than 125% of the aggregate outstanding principal amount of the Notes issued by such Issuer by (i) an amount of $2,000,000 or more in respect of Ltd., $3,000,000 or more in respect of Corp. or of $500,000 or more for Interpool or (ii) an amount less than $2,000,000 for Ltd., less than $3,000,000 for Corp. or less than $500,000 for Interpool and such deficiency shall not have been fully eliminated (A) in the case of the deficiency described in clause (i) hereof within fifteen (15) days from the date that such deficiency arises or (B) in the case of the deficiency described in clause (ii) hereof within fifteen (15) days following the date that the next Collateral Certificate is required to be delivered pursuant to Section 9.11(c); by the prepayment of Notes pursuant to Section 5.5; by
   ---------------                                         -----------
the assumption of Notes by Interpool pursuant to Section 5.6(a) or by Ltd.
                                                 --------------
pursuant to Section 5.6(b); by the grant of additional Collateral pursuant
            --------------
to Section 5.6(c), Section 5.6(d) or Section 5.6(e); by the grant of Cash
   --------------  --------------    --------------
Collateral pursuant to Section 5.6(f); by the designation by Interpool of
                       --------------
Collateral in respect of excess Collateral Value of Interpool for the benefit of Ltd. pursuant to Section 5.6(g) or by the designation by Ltd. of
                            --------------
Collateral in respect of excess Collateral Value of Ltd. for the benefit of Corp. pursuant to Section 5.6(h).

     10.2  Action Upon Event of Default.
           ----------------------------

           (a)  Declaration of Acceleration of Each Note.  If an Event of
                ----------------------------------------
Default under Section 10.1(a) occurs and is continuing, either of the
              ---------------
Purchasers may by notice to the Issuers, declare the principal of its Notes to be immediately due and payable together with accrued interest thereon and a Make Whole Premium with respect thereto. At any time after such acceleration, and prior to the sale or disposition of any of the Collateral, such Purchaser may rescind such a declaration or automatic acceleration, as the case may be, and thereby annul its consequences if
(i) the Issuers pay an amount sufficient to pay all principal of, Make Whole Premium, if any, and interest on such Note, to the extent each such amount is due or past due without regard to the acceleration hereof, if any, in respect of the outstanding Note otherwise than by reason of such acceleration and all sums due and payable to such Purchaser or the Collateral Agent, (ii) the rescission would not conflict with any judgment or decree and (iii) all existing Events of Default relating to such Note have been cured or waived except nonpayment of principal of, Make Whole Premium or interest on the Note that has become due solely because of such acceleration.

           (b)  Declaration of Acceleration of All Notes.  If an Event of
                ----------------------------------------
Default occurs and is continuing, the Majority In Interest may, by notice to the Issuers, declare the principal of all Notes to be immediately due and payable together with accrued interest thereon and a Make Whole Premium with respect thereto; provided that the Notes will automatically become due
                      --------
and payable together with accrued interest thereon and a Make Whole Premium with respect thereto without any action of the Purchasers in the case of an Event of Default under Section 10.1(e) or Section 10.1(f) and, provided
                       ---------------    ---------------      --------
further that this Section 10.2(b) shall not be in derogation of the rights
- -------
of each of the Purchasers under Section 10.2(a). At any time after such acceleration, and prior to the sale or disposition of any of the Collateral, the Majority In Interest may rescind such a declaration or automatic acceleration, as the case may be, and thereby annul its consequences if (i) the Issuers pay an amount sufficient to pay all principal of, Make Whole Premium, if any, and interest on the Notes, to the extent each such amount is due or past due without regard to the acceleration hereof, if any, in respect of the outstanding Notes otherwise than by reason of such acceleration and all sums due and payable to the Purchasers or the Collateral Agent, (ii) the rescission would not conflict with any judgment or decree and (iii) all existing Events of Default have been cured or waived except nonpayment of principal of, Make Whole Premium or interest on the Notes that has become due solely because of such acceleration.

           (c)  Payments after Acceleration of Notes.  All payments
                ------------------------------------
received and all amounts held or realized by the Purchasers after the outstanding principal of any of the Notes shall have been declared to be due and payable pursuant to Section 10.2(a) or Section 10.2(b), and all
                            ---------------    ---------------
payments or amounts then held or thereafter received by the Purchasers hereunder, shall be applied by each such Purchaser in the following order of priority:

     First, to reimburse the Purchasers for any costs and expenses not
     -----
reimbursed by the Issuers;

     Second, so much of such payments or amounts remaining as shall be
     ------
required to pay in full any interest at the Overdue Rate, the accrued but unpaid interest on the Notes to the date of distribution and any Make Whole Premium;

     Third, so much of such amounts remaining as shall be required to pay
     -----
in full the aggregate unpaid principal amount of the Notes on a pro rata
                                                                --- ----
basis for all the Notes for each Issuer and then applied to such Notes in inverse order of the scheduled principal payments thereof and all other amounts payable hereunder;

     Fourth, so much of such amounts remaining as shall be required to pay
     ------
in full all other outstanding Obligations; and

     Fifth, the balance, if any, of such payments or amounts remaining
     -----
thereafter shall be distributed to each of the relevant Issuers, upon its written direction or to any other Person entitled thereto as a matter of law.

All payments and proceeds received by the Collateral Agent or the Purchasers shall be applied to the Obligations secured thereby pursuant to the applicable Security Agreement, Railcars Security Agreement or security and pledge agreement in respect of the Cash Collateral.

           (d)  Other Remedies.  The Issuers agree, to the full extent that
                --------------
they lawfully may, that if one or more Events of Default shall have occurred and be continuing, then, and in every such case the Purchasers or upon the instructions of the Majority In Interest the Collateral Agent on behalf of the Purchasers pursuant to the Agency Agreement, as secured party, mortgagee or collateral assignee hereunder or under the Collateral Documents, or otherwise, may exercise any or all of the rights and powers and pursue any and all of the remedies available to the Purchasers hereunder or under any of the Transaction Documents or with respect to the Collateral Agent, under the Collateral Documents.

     10.3  Authorized to Execute Bills of Sale.  Each of the Issuers hereby
           -----------------------------------
irrevocably appoints the Collateral Agent the true and lawful attorney-in-fact of such Issuer in its respective name and stead and on its respective behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement of the Lien in connection with this Agreement and any other Transaction Documents, following the occurrence of an Event of Default to execute and deliver all such bills of sale, assignments, UCC financing statements and other instruments as the Collateral Agent may consider necessary or appropriate, with full power of substitution, each of the Issuers hereby ratifying and confirming all that such attorney or any substitute shall lawfully do by virtue hereof. After the Collateral Agent has exercised its rights hereunder, if so requested by the Collateral Agent or any Purchaser, each of the Issuers shall ratify and confirm any such sale, assignment, transfer or delivery, by executing and delivering to the Collateral Agent or such purchaser all bills of sale, assignments, releases, UCC financing statements and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

     10.4  Remedies Cumulative.  Each and every right, power and remedy
           -------------------
herein specifically given to the Purchasers or the Collateral Agent or otherwise in this Agreement or any other Transaction Documents shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Purchasers or the Collateral Agent, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Purchasers or the Collateral Agent in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any Default or Event of Default on the part of any Issuer or to be an acquiescence therein.

     10.5  Discontinuance of Proceedings.  In case any of the Purchasers or
           -----------------------------
the Collateral Agent shall have proceeded to enforce any right, power or remedy under this Agreement or any other Transaction Documents and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to such Purchaser or the Collateral Agent, then and in every such case the Issuers and the Collateral Agent shall be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of such Purchaser or the Collateral Agent shall continue as if no such proceedings had been taken.

     10.6  Agreements with respect to Remedies and Defaults.
           ------------------------------------------------

     Notwithstanding any provisions of this Agreement or the Collateral Documents to the contrary,

           (a) If an Event of Default shall have occurred and is continuing under this Agreement or any other Transaction Documents (whether declared or not), the Collateral Agent shall in accordance with instructions from the Majority In Interest, to the extent remedies are available to do so and the Collateral Agent is not stayed from exercising such remedies, pursue such remedies as are available under the Leases and the Collateral Documents and at law in respect of the Collateral in accordance with the Collateral Documents and with respect to the Issuers.

           (b) If an Event of Default shall have occurred and is continuing, the Collateral Agent shall act in a commercially reasonable manner in respect of the Collateral and with respect to the exercise of the remedies provided under the Collateral Documents and at law related to the Collateral.

     10.7  Waiver of Existing Defaults.  The Issuers, upon written
           ---------------------------
confirmation that the Majority In Interest waive an existing Event of Default, shall notify all the Purchasers that the Majority In Interest has provided such waiver; provided, however, no such waiver shall be effective
                      --------  -------
in the case of (i) an Event of Default in the payment of the principal of, Make Whole Premium, if any, or interest on, any Note or (ii) in respect of a covenant or provision of Section 9.18 and Section 9.19 unless such waiver
                           ------------     ------------
is made by all the Purchasers.

     10.8  Rights of Purchasers to Receive Payment.  Each Purchaser, or
           ---------------------------------------
with respect to all the Notes, the Majority In Interest, shall have the right to bring suit for the enforcement of such Purchaser's, or with respect to all Notes, all of the Purchasers' rights to receive payment of principal of, Make Whole Premium, if any, and interest on such Note or Notes on or after the due date expressed in such Note or Notes. Notwithstanding any other provision of this Agreement or the Agency Agree-ment, the right of any Purchaser to receive payment of principal of, Make Whole Premium, if any, and interest on a Note on or after the respective due dates expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Purchaser.

     SECTION 11.  EXPENSES.
                  --------

     Each of the Issuers agrees, whether or not the transactions contemplated by this Agreement are consummated, for the sole benefit of each of the Purchasers and the Collateral Agent, to pay (or reimburse each Purchaser for the payment of) all costs and expenses, of the negotiation, execution and delivery of this Agreement and each of the other Transaction Documents and every other related agreement, instrument and document, and the perfection by the Collateral Agent of a valid first priority Lien in the Collateral including all reasonable legal fees and expenses, and expenses of lien searches, filing fees of UCC financing statements, Railcars Security Agreement and other lien instruments, and fees and expenses relating to the titling and registration of the Collateral and noting Liens on certificates of title, incurred by or on behalf of each Purchaser and the Collateral Agent, including without limitation, the fees and disbursements of Rogers & Wells, special counsel for the Purchasers and of Ray, Quinney & Nebeker, counsel to the Collateral Agent. Each of the Issuers further agrees to pay (or reimburse each Purchaser for the payment
of) all costs and expenses including all reasonable legal fees and expenses, and
expenses of lien searches, filing fees, and fees and expenses relating to the titling and registration of the Collateral and noting the Liens on the certificates of title, incurred on behalf of each Purchaser and the Collateral Agent, including without limitation, the fees and disbursements of special counsel to the Purchasers incurred in connection with (a) the negotiation, execution and delivery of any amendments, supplements or modifications to this Agreement, the other Transaction Documents and other related agreements, instruments and documents, and any amendment of, supplement to or waiver of rights under any provision hereof or thereof,
(b) workouts, restructurings or fees of financial advisors with respect to the Transaction Documents or the transactions referred to therein or contemplated thereby, (c) the perfection by the Collateral Agent by filing, recording, possession or otherwise in any jurisdiction whose laws are applicable to an Issuer or any of the Collateral of a valid first priority Lien in the Collateral, both initially and with regard to any substitute or additional Collateral including but not limited to Cash Collateral and other Collateral granted pursuant to any provision of Section 5 and any
                                                      ---------
release of any Collateral, and (d) the enforcement of the provisions of this Agreement, the other Transaction Documents or any of the other related agreements, instruments and documents, by or on behalf of any Purchaser or the Collateral Agent, including the exercise of any rights and remedies provided herein or in the Agency Agreement.

     SECTION 12.  NOTICES.
                  -------

      All communications and notices provided for herein shall be in writing and delivered by hand, by the United States certified or registered mail or by telecopier, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail and courier service, (b) five (5) days after the date on which it shall have been mailed by United States mail, certified or registered, postage prepaid, return receipt requested, or (c) in the case of notice by telecopier, when electronically or verbally confirmed, in each case addressed to (i) if to a Purchaser, at the address set forth under such Purchaser's name on Schedule 3 attached hereto with a copy to such
                    ----------
Purchaser's special counsel, Rogers & Wells, 200 Park Avenue, New York, New York 10166, Telecopier: (212) 878-8375, Attn. Shephard W. Melzer, Esq., or
(ii) if to the Issuers, at the address set forth under such Issuer's name on Schedule 2 attached hereto, or at such other address as such Person may
   ----------
from time to time designate by written notice to the other parties hereto. Any party may change the Person or address to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that
                                                    --------  -------
any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

     SECTION 13.  PURCHASERS AND NOTES.
                  --------------------

     13.1  Withholding Taxes; Information Reporting.  Notwithstanding and
           ----------------------------------------
subject to the Issuers' obligation to ensure that the Purchasers are reim-bursed for any withholding Taxes pursuant to Section 9.23 (b), if required
                                             ----------------
by applicable statute, regulation or other governing authority, the Issuers shall exclude and withhold from each distribution of principal, Make Whole Premium, if any, and interest and other amounts due hereunder or under the Notes (including, without limitation, any additional payments required pursuant to Section 9.23 (b)) any and all withholding taxes applicable
            ----------------
thereto as required by law. Any such withholding shall in no event give rise to an Event of Default. The Issuers agree (a) to act as such with-holding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any such amounts payable in respect of the Notes, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Purchasers, (b) that they will file any necessary withholding tax returns or statements when due and (c) that, as promptly as possible after the payment of such amounts, they will deliver to each Purchaser appropriate documentation showing the payment of such amounts, together with such additional documentary evidence as such Purchasers may reasonably request from time to time. Each of the Issuers agrees to file any other information reports as it may be required to file under United States law. To the extent that any Issuer fails to exclude and withhold from any distribution to any Purchaser any amount paid by such Issuer to any taxing authority under this Section 13.1 with respect to which such Purchaser has no right of reimbursement under Section 9.23, upon such Issuer furnishing written evidence satisfactory to such Purchaser that such payment was made by such Issuer and that such Purchaser had no right of reimbursement, then, provided that no Default or Event of Default shall have occurred and be continuing, such Purchaser shall reimburse such Issuer for such amounts or such Issuer may exclude and withhold such amounts from future distributions to such Purchaser.

     13.2  Satisfaction and Discharge of Agreement; Termination of
           -------------------------------------------------------
Obligations.  Subject to Section 13.3, the Issuers shall, except as herein
- -----------              ------------
provided, be deemed to have been discharged from their respective
Obligations with respect to the Notes, when

           (a) the principal of, Make Whole Premium, if any, and interest on the Notes and all other amounts due and payable under the Notes, this Agreement and the other Transaction Documents have been paid in full or there shall have been deposited with the Purchasers an amount equal to the amount required to discharge such indebtedness and other Obligations; and

           (b) each Purchaser shall have received evidence that all conditions precedent provided for relating to the satisfaction and discharge of this Agreement contemplated by this Section 13.2 have been
                                                 ------------
complied with.

     13.3  Amendments, Waivers or Consents to This
           Agreement With Consent of Purchasers.
           ---------------------------------------

           (a) With the written consent of the Majority In Interest, the Issuers may enter into such supplemental agreements or waivers to add any provisions to or to change or eliminate any provisions of this Agreement or of any such supplemental agreements or any of the other Transaction Documents or to modify the rights of the Purchasers or consent to any departure by the Issuers from any of the terms or conditions hereof or thereof; provided, however, that, without the consent of each Purchaser
         --------  -------
affected thereby, an amendment, waiver or consent under this Section 13.3
                                                             ------------
may not:

                  (i) reduce the amount of principal, interest or Make Whole Premium due or owing on the Notes held by such Purchaser; or

                 (ii)     affect the terms of payment of any Note; or

                (iii) reduce the amount of Purchasers which constitutes the Majority In Interest; or

                 (iv)     make any change in Section 5.1, 5.6, 5.7, 9.19,
                                             ----------------------------
                          10, or this Section 13.3(a); or
                          --          ---------------

                  (v) affect the priority of the Obligations and Liens on the Collateral as to any obligation or lien of third party creditors.

          (b) Promptly after the execution of any supplemental agreement, waiver or consent pursuant to the provisions of this Section 13.3, the
                                                     ------------
Issuers shall transmit by first-class mail a copy of such supplemental agreement, waiver or consent to all Purchasers, as the names and addresses of such

Purchasers appear on the Register. Any failure of the Issuers to mail such copy, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental agreement, waiver or consent.

          (c) The Issuers will not, directly or indirectly, request or negotiate for, or offer to pay any remuneration or grant any security as an inducement for, any proposed amendment or waiver of any of the provisions of this Agreement or any of the Operative Documents unless each holder of the Notes (irrespective of the kind and amount of Notes then owned by it) shall be informed thereof by the Issuers and, if such holder is entitled to the benefit of any such provision proposed to be amended or waived, shall be afforded the opportunity to consider the same, shall be supplied by the Issuers with such information relating to the Issuers as may be reasonably required to enable such holder to make an informed decision with respect thereto and shall be offered and paid such remuneration and granted such security on the same terms.

     13.4 Notification on or Exchange of Notes.  Each of the Purchasers may
          ------------------------------------
place an appropriate notation about an amendment or waiver on any Note hereafter executed. Each of the Purchasers in exchange for such Notes shall request that the relevant Issuer shall execute new Notes that reflect the amendment or waiver.

     SECTION 14.  MISCELLANEOUS.
                  -------------

     14.1 Oral Modification, Termination, etc.  This Agreement cannot be
          ------------------------------------
changed, discharged or terminated orally.

     14.2 Successors and Assigns.  All the terms of this Agreement shall be
          ----------------------
binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, and, in particular, shall inure to the benefit of and be enforceable by any registered owner or holder of a Note; provided, however, the liabilities and Obligations of the
                  --------  -------
Issuers may not be assigned or otherwise transferred except by any merger permitted under Section 9.18(b) or an assumption by Interpool or Ltd.
                ---------------
provided under Section 5.6.
               -----------

     14.3 Headings.  The headings to the various sections of this Agreement
          --------
have been inserted for the convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

     14.4 Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     14.5 Survival.  All warranties, representation, indemnities and
          --------
covenants made by any Person hereto, herein or in any certificate or other instrument delivered by any such Person or on the behalf of any such Person under this Agreement shall be considered to have been relied upon by each other Person hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by any such Person or on the behalf of any such Person. All state-ments in any such certificate or other instrument shall constitute warran-ties and representations by the Person so making the same.

     14.6 Governing Law; Severability.  This Agreement shall be governed by
          ---------------------------
and construed and enforced in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of New York. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under appli-cable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     14.7 WAIVER OF JURY TRIAL; SUBMISSION TO JURISDICTION.  EACH OF THE
          ------------------------------------------------
ISSUERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A JURY TRIAL IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. In any action or proceeding arising out of or relating to this Agreement, each of the Issuers hereby accepts, for itself and its property, the non-exclusive jurisdiction of the courts of the State of New York sitting in the County of New York, or in the United States District Court for the Southern District of New York, and agrees that effective service of process may be made on each Issuer by mailing same to such Issuer's address set in Schedule 2 attached hereto. The Collateral
                             ----------
Agent or any Purchaser may proceed against any Issuer in any other applicable jurisdiction, and may serve process in any other manner permitted by applicable law. Each of the Issuers hereby irrevocably waives any objection to the laying of venue in the aforesaid courts, and any claim of an inconvenient forum. To the extent that such Issuer or its property may have or hereafter acquire immunity, on the grounds of sovereignty or otherwise, from any judicial process in connection with this Agreement, each Issuer hereby irrevocably waives, to the fullest extent permitted by law, any such immunity and agrees not to claim same. Each of the Issuers agrees that a final judgment in any such action or proceeding shall be conclusive, and may be enforced in any other jurisdiction by suit on the judgment or in any other permitted manner.

          Interpool and Corp. each hereby irrevocably designates and appoints Interpool Limited of 633 Third Avenue, New York, New York 10017 as its agent to receive on its behalf and its property service of copies of the summons and complaint and any other process which may be served upon Interpool or Corp., as the case may be, in the State of New York in connection with any action or proceeding in the courts of the State of New York or of the United States of America for the Southern District of New York.

     14.8 Further Assurances.  At any time and from time to time, upon the
          ------------------
reasonable request of the Collateral Agent, the Issuers shall, at their expense, execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further agreements, documents and instruments, and do such other acts and things as the Collateral Agent or either Purchaser may reasonably request in order to fully effect the purposes of this Agreement, the Notes and the other Transaction Documents.

     SECTION 15.  DEFINITIONS.
                  -----------

     The following terms used herein shall have the following respective meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

     "Affiliate" of any Person shall mean any other Person which directly
      ---------
or indirectly controls, or is controlled by, or is under a common control with, such Person, including, without limitation, Related Parties.

     "Agency Agreement" shall mean the Collateral Agency Agreement dated
      ----------------
the date hereof among the Collateral Agent, the Issuers and the Purchasers, as the same may be amended, supplemented or modified from time to time, substantially in the form of Exhibit B hereto.
                             ---------

     "Approved Investments" shall mean the investments listed in paragraphs
      --------------------
(a) or (b) of Section 9.25 hereof, provided that such investments have
              ------------
maturities of less than one (1) year and provided that the

Purchasers can, in their judgment, obtain a perfected lien in such investments under the laws of the United States or any political subdivision thereof. So long as no Default or Event of Default shall have occurred, the Issuer pledging Cash Collateral shall have the option of designating the specific Approved Investment in which such Cash Collateral shall be maintained. If a Default or Event of Default shall have occurred, such Approved Investment shall be designated by the Collateral Agent.

     "Business Day" shall mean any day other than a Saturday, Sunday or
      ------------
other day on which commercial banking institutions in the State of New York are authorized or obligated by law to close.

     "Cash Collateral" shall mean
      ---------------

            (i) all bank accounts in the name of the Collateral Agent as agent for the ratable benefit of the Purchasers, all funds held therein and all certificates and instruments representing or evidencing such bank accounts which are maintained by the Collateral Agent;

           (ii) all Approved Investments made from time to time in accordance with the provisions of this Agreement and the applicable Transaction Documents which are properly perfected and pledged to the Collateral Agent;

          (iii) all interest, dividends and other property from time to time received, receivable or otherwise distributed in respect of any amounts on deposit in any of the accounts or the Approved Investments described in subparagraphs (i) or (ii) above; and

           (iv)     all proceeds of any or all of the foregoing.

     The Issuers shall, at all times, cause all Cash Collateral to be subject to a first priority perfected security interest in favor of the Collateral Agent for the ratable benefit of the Purchasers, subject to no other Liens.

     "Cash Collateral Agreement" shall mean the Cash Collateral Agreement
      -------------------------
substantially in the form of Exhibit J hereto between the Collateral Agent and one or more of the Issuers in respect of Cash Collateral as the same may be amended, supplemented or modified from time to time.

     "Chassis" shall mean wheeled steel frames used to carry containers
      -------
over the road.

     "Chief Offices" shall mean, for each Issuer, those offices listed on
      -------------
Schedule 7.1 attached hereto.
- ------------

     "Claims" shall have the meaning set forth in Section 9.8 hereof.
      ------                                      -----------

     "Closing" shall have the meaning set forth in Section 3 hereof.
      -------                                      ---------

     "Closing Date" shall have the meaning set forth in Section 3 hereof.
      ------------                                      ---------

     "Code" shall have the meaning set forth in Section 7.12 hereof.
      ----                                      ------------

     "Collateral" shall mean all Equipment, Leases, Direct Finance Leases
      ----------
and other property subject to the Lien of the Collateral Documents, including, without limitation, insurance policies as required pursuant to
Section 9.6.
- -----------

     "Collateral Administration Agreement" shall mean the Collateral
      -----------------------------------
Administration Agreement dated as of July 25, 1995 among the Collateral Administration Agent, the Issuers, and each of the other financial institutions from time to time party thereto, as the same may be amended, supplemented or modified from time to time.

     "Collateral Administration Agent" shall mean *, not in its individual
      -------------------------------
capacity but solely as agent under the Collateral Administration Agreement, and its successor thereof.

     "Collateral Agent" shall mean * , not in its individual capacity but solely
      ----------------
as agent under the Agency Agreement, and its successors thereof.

     "Collateral Certificate" shall mean the Collateral Value certificate,
      ----------------------
substantially in the form of Exhibit C.
                             ---------

     "Collateral Documents" shall mean the Security Agreements, together
      --------------------
with any Security Agreement Supplements, the Railcars Security Agreements, together with any Railcar Security Agreement Supplement, the Cash
Collateral Agreement and the Guaranties.

     "Collateral Value" shall mean with respect to Collateral of each
      ----------------
Issuer (including an Issuer for whose benefit Collateral is added or designated pursuant to Section 5.6): (a) in respect of Containers and Trailers pledged to the Collateral Agent, the cost basis of the individual Containers and Trailers less depreciation of $56.67 per $1,000 of the cost of the Containers and Trailers per year of age calculated on a straight line basis over a fifteen (15) year life until their estimated salvage value of 15% of cost basis is reached as reflected on the books and records of an Issuer, in accordance with GAAP, (b) with respect to Chassis pledged to the Collateral Agent, the depreciated calculated value using a depreciable basis of $6,800 per Chassis, less annual depreciation of $240 per Chassis per year of age, and calculated on a straight line basis over a twenty (20) year life until a floor value of no less than $2,000 per Chassis is reached, (c) with respect to Railcars pledged to the Collateral Agent, the cost basis of the individual Railcar less depreciation on a straight line basis over their estimated useful life until their estimated salvage value is reached, as reflected on the books and records of an Issuer in accordance with GAAP, (d) with respect to Direct Finance Leases pledged to the Collateral Agent, such Direct Finance Leases at their Unamortized Portion and (e) with respect to Cash Collateral pledged to the Collateral Agent, the Cash Collateral shall have the value ascribed to it in the Cash Collateral Agreement or as is otherwise agreed between the Purchasers and the Issuers.

     "Commitment" shall mean the amount set forth opposite the name of each
      ----------
Purchaser on Schedule 1 attached hereto.
             ----------

     "Containers" shall mean general purpose standard, inter-modal dry
      ----------
cargo containers, each in 20, 40 or 48 foot lengths and having a configu-ration suitable for shipping small packages or bulk material that confines the contents and can be handled in transit as a unit, for road transport on chassis, or for rail transport deck-mounted to appropriate rail cars.

     "Control" shall mean the possession, directly or indirectly, of the
      -------
power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Controlled Group" shall have the meaning as defined in the Code.
      ----------------








* Confidential Treatment Requested

     "Default" shall mean an event or condition which, with the passage of
      -------
time or with the giving of notice, or both, would constitute an Event of Default.

     "Depreciation" shall be determined in accordance with GAAP.
      ------------

     "Direct Finance Leases" shall mean for purposes of determining
      ---------------------
Collateral Value under this Agreement and the other Transaction Documents, leases which have been classified as direct finance leases in the financial statements of Interpool and its consolidated Subsidiaries in accordance with GAAP. For all other purposes of this Agreement and the other Transaction Documents, Direct Finance Leases shall mean leases which have been classified as direct finance leases in the financial statements of Interpool and its consolidated Subsidiaries in accordance with GAAP and leases which are construed as leases intended as security in accordance with New York UCC Section 1-201(37), as such section may be revised, amended or supplemented from time to time and which are leases or similar agreements or arrangements with respect to equipment, but only to the extent that they relate to equipment which is included in the Collateral, and all extensions, substitutions and modifications thereto, and only to the extent that they either (a) are in the form of one of the forms of lease contained in Schedule 15(b) hereto or (b) vary from any of such forms only in respects that, individually or collectively, do not (i) cause such leases to provide other than that the lessees thereunder are generally required to pay and perform all obligations in respect of the equipment covered thereby, (ii) prohibit the assignment thereof by the lessor, (iii) provide for or permit setoffs or defenses by the lessee or (iv) provide for any obligations of lessor other than to provide for quiet enjoyment to the lessee absent a default thereunder.

     "Duff & Phelps" shall mean Duff & Phelps Credit Rating Co.
      -------------

     "Earnings Available for Fixed Charges" shall mean the sum of Fixed
      ------------------------------------
Charges plus Net Earnings before income taxes.

     "Equipment" shall mean Containers, Trailers, Chassis and Railcars,
      ---------
excluding those subject to Direct Finance Leases.

     "ERISA" shall have the meaning set forth in Section 7.12 hereof.
      -----                                      ------------

     "Event of Default" shall mean any of the events specified in Section
      ----------------                                            -------
10.1, provided there has been satisfied any requirement in connection with
- ----
such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act.

     "Financed Equipment" shall mean all Equipment now owned or hereafter
      ------------------
acquired by any of the Issuers, including New Equipment and Used Equipment which is included in the Collateral pursuant to this Agreement.

     "Fixed Charges" shall mean the sum of interest expense (including
      -------------
capitalized interest, if any) plus lease rentals on Long-Term Leases and the interest component of capitalized leases.

     "Funded Debt" shall mean all indebtedness for money borrowed with
      -----------
recourse to Interpool and its Restricted Subsidiaries, including purchase money mortgages, leases capitalized in accordance with Statement 13 of the Financial Accounting Standards Board and conditional sales contracts and similar title retention debt in instruments (excluding any current maturities of such indebtedness) which by its terms matures more than one year from the date of any calculation thereof and/or which is renewable or extendible under any revolving or similar agreement. The calculation of Funded Debt shall include all Funded Debt of Interpool and its Restricted Subsidiaries, plus any Funded Debt of another Person, other than a Restricted Subsidiary, which has been guaranteed by Interpool or its Restricted Subsidiaries. Funded Debt shall exclude all Indebtedness of Interpool or any of its Restricted Subsidiaries which is non-recourse to Interpool or any of its Restricted Subsidiaries, as the case may be.

     "GAAP" shall mean generally accepted accounting principles, in effect
      ----
from time to time, consistently applied in the United States.

     "Guarantor" shall mean Interpool or Ltd.
      ---------

     "Guaranties" shall mean the Guaranties by each of the Guarantors in
      ----------
favor of each Purchaser, substantially in the form of Exhibit D.
                                                      ---------

     "Initial Advance Amount" shall mean for each Direct Finance Lease, the
      ----------------------
amount equal to 100% of the net present value of all remaining Lease payments at the time such Direct Finance Lease or a portion thereof becomes a part of the Collateral Value where such Lease payments are present valued at the interest rate of the Notes.

     "Investment Company Act of 1940" shall mean the Investment Company Act
      ------------------------------
of 1940, as amended.

     "Investors" shall have the meaning set forth in Section 5.8 hereof.
      ---------                                      -----------

     "Issuer(s)" shall have the meaning set forth in the introductory
      ---------
paragraph hereof.

     "Joinder Agreement" shall mean a joinder agreement entered into by the
      -----------------
Collateral Administration Agent, the Issuers and each of the other financial institutions from time to time party thereto, substantially in the form of Exhibit K hereto.
            ---------

     "Leases" shall mean all leases or similar agreements or arrangements
      ------
with respect to the Financed Equipment, but only to the extent that they relate to the Financed Equipment, and all extensions, substitutions and modifications thereto, and only to the extent that they either (a) are in the form of one of the forms of lease contained in Schedule 15(a) hereto or
(b) vary from any of such forms only in respects that, individually or collectively, do not (i) cause such leases to provide other than that the lessees thereunder are generally required to pay and perform all obligations in respect of the Financed Equipment covered thereby, (ii) prohibit the assignment thereof by the lessor, (iii) provide for or permit setoffs or defenses by the lessee or (iv) provide for any obligations of lessor other than to provide for quiet enjoyment to the lessee absent a default thereunder.

     "Liens" shall mean all mortgages, liens, judicial liens, encumbrances,
      -----
security interests, charges, pledges, hypothecations, assignments, conditional sale or other title retention agreements and the like, relating to any real or personal property interest of any Issuer, whether legal or equitable.

     "Long-Term Leases" shall mean minimum lease rentals of non-capitalized
      ----------------
leases whereunder Interpool or any Restricted Subsidiary is the lessee with an initial term in excess of three years, excluding leases of office
                                          ---------
equipment and motor vehicles used in the ordinary course of business.

     "Majority In Interest", as of a particular date of determination,
      --------------------
shall mean the holders of more than 66 2/3% of the aggregate outstanding principal amount of the Notes excluding any Notes held by an Issuer or an Affiliate.

     "Make Whole Premium" and related definitions.  For all purposes of
      ------------------
this Agreement, the following terms shall have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

          "Discounted Value" shall mean, as of any Settlement Date, the sum
           ----------------
     of amounts obtained by discounting all Remaining Scheduled Payments as of such Settlement Date from their respective scheduled due dates to the Settlement Date in accordance with accepted financial practice and using a discount factor based on the Reinvestment Yield restated on an equivalent quarterly compounded basis. The Reinvestment Yield restated on an equivalent quarterly compounded basis ("Yq") shall be equal to the product of (a) four, and (b) one subtracted from the square root of the sum of one plus a fraction, the numerator of which is the Reinvestment Yield and the denominator of which is two, it being understood that the foregoing calculation is expressed as the formula below where RY equals the Reinvestment Yield:

                     ________
          Yq = 4 x ( 1 + RY - 1)
                         --
                          2

Such discount factor for each Remaining Scheduled Payment shall be applied by dividing such Remaining Scheduled Payment ("RSP") by an amount equal to
(A) the sum of one plus a fraction, the numerator of which is the Reinvestment Yield restated on an equivalent quarterly compounded basis
(Yq) and the denominator of which is four, (B) which sum shall be raised to an exponent equal to the number of quarterly payments or portions thereof from the Settlement Date to the scheduled due date of such Remaining Scheduled Payment ("n"), it being understood that the foregoing calculation is expressed as the formula below:

          Discounted              RSP
                              ----------
          Value of RSP = (1 + Yq)n
                              --
                               4

          "Make Whole Premium" shall mean, as of any Settlement Date, an
           ------------------
     amount equal to the excess, if any, of the Discounted Value over the unpaid principal amount of the Note (or the portion thereof being prepaid or accelerated) then outstanding (determined immediately prior to any prepayment made on such Settlement Date). The Make Whole Premium shall in no event be less than zero.

          "Reinvestment Yield"  shall mean, as of any Settlement Date,
           ------------------
     0.50% over the yield to maturity (computed to the fifth decimal place (one thousandth of a percentage point) and then rounded to the fourth decimal place (one hundredth of a percentage point)) implied by the yields reported, as of 10:00 a.m. (New York City time) two Business Days next preceding such Settlement Date on the display designated as "Page 500" on the Telerate Service for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of the Notes as of such Settlement Date (or if such data services are no longer available or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, then any publicly available source of similar market data acceptable to at least 51% of the Purchasers of the outstanding Notes being prepaid or accelerated, as the case may be). It is understood that the yield to maturity for actively traded U.S. Treasury securities and the Reinvestment Yield are stated on a semi-annual bond equivalent basis in accordance with accepted financial practice. Such implied yield shall be determined, if necessary, by
     (a) converting U.S. Treasury bill/note quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly (calculated to the nearest one-twelfth of a year) between yields reported for (i) the actively traded U.S. Treasury security with a maturity closest to and less than the Remaining Average Life and (ii) the actively traded U.S. Treasury security with a maturity closest to and greater than the Remaining Average Life, except that if the Remaining Average Life is less than one year, the yield on actively traded U.S. Treasury securities adjusted to a constant maturity of one year shall be used.

          "Remaining Average Life" shall mean, as of any Settlement Date,
           ----------------------
     the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) the principal amount of the Notes then outstanding (or if less than all Notes are to be prepaid, the principal amount to be prepaid) (determined prior to any prepayment or acceleration required or made on such Settlement Date) into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between such Settlement Date and the scheduled due date of such Remaining Scheduled Payment.

          "Remaining Scheduled Payments" shall mean, as of any Settlement
           ----------------------------
     Date, all payments of principal to be prepaid or accelerated on such Settlement Date and interest on such payments that would be due on or after such Settlement Date if such Note (or such payments of principal) were not prepaid or accelerated prior to its (or their) scheduled due date (excluding accrued interest from the last date that interest was payable to and including the date prior to the Settlement
     Date).

          "Settlement Date" shall mean each Prepayment Date and the date of
           ---------------
     any other prepayment or acceleration of the Notes with respect to which prepayment or acceleration the Make Whole Premium is payable.


     "Margin Stock" shall have the meaning as defined in Regulation U.
      ------------

     "Moody's" shall mean Moody's Investors Services, Inc.
      -------

     "NAIC" shall have the meaning set forth in Section 4.13(a) hereof.
      ----                                      ---------------

     "Net Book Value" shall have the meaning as determined in accordance
      --------------
with GAAP.

     "Net Earnings" shall mean the consolidated net income before
      ------------
extraordinary items of Interpool and its Restricted Subsidiaries for any period, determined in conformity with GAAP applied on a basis consistent with those applied in preparing Interpool's audited annual reports.

     "New Equipment" shall mean newly manufactured Equipment owned at any
      -------------
time by any of the Issuers that have not yet been put into use and free of all Liens.

     "Nominee(s)" shall have the meaning set forth in Section 3 hereof.
      ----------                                      ---------

     "Notes" shall have the meaning set forth in Section 1.2 hereof.
      -----                                      -----------

     "Obligations" shall mean (i) any and all indebtedness, obligations,
      -----------
liabilities and agreements of any kind and nature of the Issuers pursuant to this Agreement, the Notes or any other Transaction Document to or with any of the Purchasers, or to or with any Nominees of any of the Purchasers, or of any guarantor of any of such Issuers' indebtedness, obligations, liabilities and agreements, now existing or hereafter arising, and now or hereafter incurred, whether in the form of loans, guarantees, interest, charges, expenses, fees (including, without limitation, attorneys' fees) or otherwise, direct or indirect, (including, without limitation, any participation or interest of any of the Purchasers (or of a Nominee of any of the Purchasers) in any such Issuers' indebtedness) acquired outright, conditionally or as collateral security from another, absolute or contingent, joint and/or several, liquidated or unliquidated, due or not due, contractual or tortious, secured or unsecured, arising by operation of law or otherwise, whether incurred by the Issuers as principal, surety, endorser, guarantor, accommodation party or otherwise; (ii) all other sums and charges to be paid to the Purchasers pursuant to this Agreement; and
(iii) all interest and late charges on any of the foregoing.

     "Officer's Certificate" shall mean a certificate signed by the
      ---------------------
President, any Vice President, the Treasurer or an Assistant Treasurer and, in the case of a commercial bank or trust company, by any other officer customarily performing the functions similar to those performed by the Persons who at the time shall be such officers, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject; provided, however, that in the case of the
                        --------  -------
Collateral Agent, "Officer's Certificate" shall mean a certificate signed by any Vice President, any Trust Officer or any Assistant Trust Officer who is, in each case, responsible for corporate trust administration.

     "Other Investments" shall mean investments in excess of an aggregate
      -----------------
of $10,000,000.00 (other investments up to an aggregate of $10,000,000.00 being provided for in Section 9.25(k) hereof) in anything other than those
                      ---------------
investments listed in paragraphs (a) through (g) and (i) and (j) of Section
                                                                    -------
9.25 hereof, which shall be deemed to be Unrestricted Subsidiaries for
- ----
purposes of calculating the financial covenants in connection with Section
                                                                   -------
9.19 hereof.
- ----

     "Overdue Rate" shall have the meaning set forth in the Notes.
      ------------

     "PBGC" shall mean the Pension Benefit Guaranty Corporation or any
      ----
Person succeeding to the functions thereof.

     "Permitted Investments" shall have the meaning set forth in Section
      ---------------------                                      -------
9.25 hereof.
- ----

     "Permitted Liens" shall mean
      ---------------

       (i) Liens for Taxes not yet delinquent or which are being contested in good faith by appropriate proceedings and the enforcement of which has been stayed (and for the payment of which adequate reserves are provided);

      (ii) carriers', seamen's, stevedores', wharfinger's, warehousemen's, mechanics', suppliers', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and relating to amounts not yet due or which shall not have been overdue for a period of more than sixty (60) days or which are being contested in good faith by appropriate proceedings or for the payment of which adequate reserves have been provided;

     (iii) leases, lease agreements, and other contracts entered into in the ordinary course of business providing for the leasing, sale or exchange of Equipment owned by the Company;

      (iv) deposits and other forms of security given to any governmental agency or body created or approved by law or governmental regulation as a condition to the transaction of business or the exercise of any privilege, franchise or license;

       (v) deposits and other forms of security in connection with worker's compensation, unemployment insurance and other social security legislation; and

      (vi) deposits and other forms of security to secure the performance of bids, trade contracts (other than for borrowed money), leases, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business.

     "Person" shall mean and include an individual, a partnership, a joint
      ------
venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     "Placement Agent" shall have the meaning set forth in Section 4.14
      ---------------                                      ------------
hereof.

     "Plan" shall mean any plan subject to the minimum funding requirements
      ----
of Section 412 of the Code.

     "Prepayment Date" shall mean the date of an optional prepayment of any
      ---------------
of the Notes by any Issuer pursuant to Section 5.5 hereof.
                                       -----------

     "Prior Private Placement" shall mean the placement of 7.21% senior
      -----------------------
secured notes issued by the Issuers on July 25, 1995.

     "Private Placement Memorandum" shall mean the Annual Report on Form
      ----------------------------
10K for the fiscal year ended 1994, the Quarterly Report on Form 10Q for the fiscal quarter ended September 30, 1995, the Summary of Proposed Terms and Conditions dated November 3, 1995 and other documents provided by any of the Issuers to the Purchasers.

     "Pro-Forma Fixed Charges" for any period shall mean the aggregate
      -----------------------
amount of Fixed Charges as adjusted to reflect an increase or decrease in Funded Debt for such period.

     "PTE" shall have the meaning set forth in Section 8.3 hereof.
      ---                                      -----------

     "Purchasers" shall have the meaning set forth in the introductory
      ----------
paragraph hereof and shall include the successors and assigns of each Purchaser.

     "Qualified Institutional Buyer" shall mean
      -----------------------------

            (i) A duly authorized domestic bank, savings and loan association, insurance company, registered investment company, registered investment adviser or registered dealer, acting for its own account, which in the aggregate owns and invests on a discretionary basis at least $100 million in securities and, in each case, which has a net worth of at least $100 million; or

           (ii) A foreign bank, savings and loan association or insurance company or equivalent institution, acting for its own account, which in the aggregate owns and invests on a discretionary basis at least $100 million in securities and, in each case, has a net worth of at least $100 million; or

          (iii) Any other entity which also constitutes a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 (or any successor statute) and the rules and regulations thereunder, all as from time to time in effect.

     "QPAM Exemption" shall have the meaning set forth in Section 8.3(c)
      --------------                                      --------------
hereof.

     "Railcars" shall mean steel wheeled vehicles for use on railroad
      --------
tracks.

     "Railcars Security Agreement" shall mean the Railcars Security
      ---------------------------
Agreement between the Collateral Agent and Interpool in respect of the Railcars (as the same may be amended, supplemented or modified from time to time), substantially in the form of Exhibit H.
                                    ---------

     "Railcars Security Agreement Supplement" shall mean any Supplement to
      --------------------------------------
the Railcars Security Agreement between the Collateral Agent and Interpool substantially in the form of Annex A to Exhibit H.
                                        ---------

     "Record Date" shall have the meaning specified in the relevant Note.
      -----------

     "Register" shall have the meaning specified in Section 5.4(a) hereof.
      --------                                      --------------

     "Regulation U" shall mean Regulation U of the Board of Governors of
      ------------
the Federal Reserve System, as the same may be amended or supplemented from time to time.

     "Related Party" shall mean the following:  The Ivy Group, Radcliff
      -------------
Group, Princeton Intermodal Equipment Trust I, Eurochassis L.P., three New Jersey limited partnerships called Microtech Three, Microtech Four and Microtech Five, Princeton International Properties, Inc., Martom
Associates, and 211 College Road Associates, a New Jersey general partnership and any other Affiliates of Interpool or its Restricted Subsidiaries.

     "Reportable Event" shall have the meaning as such term is defined in
      ----------------
Title IV of ERISA.

     "Responsible Officer" shall mean, with respect to the subject matter
      -------------------
of any covenant, agreement or obligation of any Person contained in any Transaction Document, the President, or any Vice President, Treasurer, Assistant Treasurer or other officer thereof, who in the normal performance of his or her operational responsibility would have knowledge of such matters and the requirements with respect thereto.

     "Restricted Payments" shall mean cash dividends, redemption of capital
      -------------------
stock, Other Investments, and investments in Unrestricted Subsidiaries.

     "Restricted Subsidiary" shall mean any Subsidiary which has not been
      ---------------------
designated as an Unrestricted Subsidiary, provided that (i) Ltd. shall be a Restricted Subsidiary unless and until (a) it shall be fully released from all its Obligations (other that its representations, warranties and indemnities) upon Interpool's assumption of all such Obligations pursuant to Section 5.6(a) hereof, or (b) its Notes and all its other Obligations
   --------------
shall have been paid in full, provided further that Ltd. may not be
                              ----------------
designated as an Unrestricted Subsidiary if a Default or an Event of Default shall have occurred and be continuing or would result from Ltd. being designated as an Unrestricted Subsidiary and (ii) Corp. shall be a Restricted Subsidiary unless and until (a) it shall be fully released from all its Obligations (other that its representations, warranties and indemnities) upon Interpool's and/or Ltd.'s assumption of all such Obligations pursuant to Sections 5.6(a) and 5.6(b) hereof, or (b) its Notes
                        --------------------------
and all its other Obligations shall have been paid in full, provided
                                                            --------
further that Corp. may not be designated as an Unrestricted Subsidiary if a
- -------
Default or an Event of Default shall have occurred and be continuing or would result from Corp. being designated as an Unrestricted Subsidiary.

     "Securities Act" shall mean the Securities Act of 1933, as amended.
      --------------

     "Security Agreement(s)" shall mean each of the Security Agreements
      ---------------------
between the Collateral Agent and an Issuer in respect of the Collateral, excluding the Railcars, as the same may be amended, supplemented or modified from time to time substantially in the form of Exhibit E.
                                                        ---------

     "Security Agreement Supplement(s)" shall have the meaning set forth in
      --------------------------------
the Security Agreement.

     "Source" shall have the meaning set forth in Section 8.3 hereof.
      ------                                      -----------

     "Standard & Poor's" shall mean Standard & Poor's Corporation.
      -----------------

     "Subsidiary" shall mean any Person (other than an individual) with
      ----------
respect to which Interpool or any one or more of its subsidiaries has Control.

     "Tangible Net Worth" shall mean stockholders' equity as set forth on a
      ------------------
consolidated financial statement for Interpool and its Restricted
Subsidiaries, reduced by all items of goodwill and other intangible assets (other than deferred charges).

     "Taxes" shall have the meaning set forth in Section 9.23(a) hereof.
      -----                                      ---------------

     "Trailers" shall mean general purpose, 45 foot length standard
      --------
piggyback trailers.

     "Transaction Documents" shall mean this Agreement, the Notes, the
      ---------------------
Agency Agreement, the Collateral Administration Agreement and the
Collateral Documents.

     "UCC" shall mean the Uniform Commercial Code as enacted in any state
      ---
of the United States or in the District of Columbia or the United States Virgin Islands insofar as any such statute, as in effect from time to time, may be relevant to the creation, perfection, continuation and enforcement of Liens on Collateral.

     "Unamortized Portion" shall mean for each Direct Finance Lease, the
      -------------------
amount equal to 100% of the net present value of all remaining Lease payments as of the date such calculation is made, where such Lease payments are present valued at the interest rate of the Notes.

     "Unrestricted Subsidiary" shall mean any Subsidiary which is
      -----------------------
designated by Interpool as an Unrestricted Subsidiary and/or any Other Investment. Unrestricted Subsidiaries and Other Investments shall not be restricted by the provisions of this Agreement applicable to Restricted Subsidiaries, and the debt, other liabilities, earnings and assets of the Unrestricted Subsidiaries and Other Investments will not be consolidated with those of Interpool and its Restricted Subsidiaries in calculating consolidated Net Earnings, Tangible Net Worth and Funded Debt.

     "Used Equipment" shall mean all Equipment owned at any time by any of
      --------------
the Issuers that is not New Equipment.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterparts of this Agreement and return the same to the Issuers, whereupon this Agreement shall become a binding agreement among the Issuers and the Purchasers.



                              Very truly yours,



                              INTERPOOL, INC.



                              By:
                                   ------------------------------
                                   Name:
                                   Title:





                              INTERPOOL LIMITED


                              By:
                                   ------------------------------
                                   Name:
                                   Title:





                              INTERPOOL FINANCE CORP.



                              By:
                                   ------------------------------
                                   Name:
                                   Title:

                              The foregoing Agreement is
                              hereby accepted as of the
                              date first above written.


                              NOTE PURCHASERS:



                              *
                              By  *



                              By:
                                   ------------------------------
                                   Name:
                                   Title:



                              *



                              By:
                                   ------------------------------
                                   Name:
                                   Title:












* Confidential Treatment Requested

                 Schedule 1 to the Note Purchase Agreement
                 -----------------------------------------

                            Purchasers Schedule
                            -------------------



                                     Investor      Interpool, Inc.     Interpool        Interpool Finance
                                    Total ($MM)                         Limited               Corp.


ALL INVESTORS ($mm)                     $30        $10,700,000.00    $11,000,000.00       $8,300,000.00

*                                       $20         $7,133,333.00     $7,333,333.00       $5,533,334.00

*                                       $10         $3,566,667.00     $3,666,667.00       $2,766,666.00




* Confidential Treatment Requested







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